
                                                                   EXHIBIT 10.4a



                                                                (Execution Copy)


                              AMENDED AND RESTATED

                           INTERCONNECTION AGREEMENT

                                    Between

                        SITHE PENNSYLVANIA HOLDINGS LLC,

                          SITHE MARYLAND HOLDINGS LLC

                                      and

                         PENNSYLVANIA ELECTRIC COMPANY



                         Dated as of November 24, 1999

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                               TABLE OF CONTENTS

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                                                                                 PAGE
                                                                                 ----
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ARTICLE I DEFINITIONS...........................................................    1

     1.0  Definitions...........................................................    1

ARTICLE 2 TERM..................................................................    7

     2.0  Term..................................................................    7

ARTICLE 3 CONTINUING OBLIGATIONS AND RESPONSIBILITIES...........................    8

     3.0  Continuing Obligations and Responsibilities...........................    8

          3.1  Interconnection Service..........................................    8

          3.2  Access, Easements, Conveyances, Licenses, and
               Restrictions.....................................................    9

          3.3  Facility and Equipment Maintenance...............................   10

          3.4  New Construction or Modifications................................   10

          3.5  Inspections......................................................   12

          3.6  Information Reporting Obligations................................   14

          3.7  Local Services...................................................   14

          3.8  Company Provided Local Services..................................   15

          3.9  Producer Provided Local Services.................................   17

          3.10 Spare Parts......................................................   17

          3.11 Emergency Procedure..............................................   18

          3.12 Interconnecting Service Interruptions............................   18

          3.13 Scheduled Maintenance Notification and
               Coordination.....................................................   19

          3.14 Safety...........................................................   20

          3.15 Environmental Compliance and Procedures..........................   20

ARTICLE 4 OPERATIONS............................................................   21

     4.0  Operations............................................................   21

          4.1  General..........................................................   21

          4.2  Producer's Operating Obligations.................................   22

          4.3  Auditing of Accounts and Records.................................   24

ARTICLE 5 COST RESPONSIBILITIES AND BILLING PROCEDURES..........................   24

     5.0  Cost Responsibilities and Billing Procedures..........................   24

          5.1  Cost Responsibility for Interconnection Service..................   24

          5.2  Cost Responsibilities for New Construction or
               Modifications....................................................   25

          5.3  Cost Responsibilities for Local Services.........................   25

          5.4  Billing Procedures...............................................   25

          5.5  Payment of Invoices..............................................   26

          5.6  Interest on Unpaid Balances......................................   26

          5.7  Default..........................................................   26
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ARTICLE 6 DOCUMENTATION.....................................................  26

     6.0  Documentation.....................................................  26

          6.1  Drawings.....................................................  26

ARTICLE 7 CONFIDENTIALITY...................................................  27

     7.0  Confidentiality...................................................  27

          7.1  Confidentiality of Company...................................  27

          7.2  Confidentiality of the Producer..............................  27

          7.3  Confidentiality of Audits....................................  28

          7.4  Remedies.....................................................  28

ARTICLE 8 EVENTS OF DEFAULT.................................................  29

     8.0  Events of Default.................................................  29

ARTICLE 9 INDEMNIFICATION...................................................  30

     9.0  Indemnification...................................................  30

          9.1  Producer's Indemnification...................................  30

          9.2  Company's Indemnification....................................  31

          9.3  Indemnification Procedures...................................  31

          9.4  Survival.....................................................  32

ARTICLE 10 INSURANCE........................................................  32

     10.0 Insurance.........................................................  32

ARTICLE 11 FORCE MAJEURE....................................................  32

     11.0 Force Majeure.....................................................  32

ARTICLE 12 DISPUTES.........................................................  33

     12.0 Disputes..........................................................  33

ARTICLE 13 REPRESENTATIONS..................................................  34

     13.0 Representations...................................................  34

          13.1 Representations of the Company...............................  34

          13.2 Representations of the Producer..............................  34

          13.3 Representations of Both Parties..............................  35

ARTICLE 14 ASSIGNMENT/CHANGE IN CORPORATE IDENTITY..........................  35

     14.0 Assignment/Change in Corporate Identity...........................  35

ARTICLE 15 SUBCONTRACTORS...................................................  37

     15.0 Subcontractors....................................................  37

ARTICLE 16 LABOR RELATIONS..................................................  37

     16.0 Labor Relations...................................................  37

ARTICLE 17 INDEPENDENT CONTRACTOR STATUS....................................  37

     17.0 Independent Contractor Status.....................................  37

ARTICLE 18 LIMITATION OF LIABILITY..........................................  37

     18.0 Limitation on Damages.............................................  37

ARTICLE 19 NOTICES..........................................................  38

     19.0 Notices...........................................................  38

ARTICLE 20 HEADINGS.........................................................  39

     20.0 Headings..........................................................  39

ARTICLE 21 WAIVER...........................................................  39

     21.0 Waiver............................................................  39
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ARTICLE 22 COUNTERPARTS.....................................................  40

     22.0 Counterparts......................................................  40

ARTICLE 23 GOVERNING LAW AND CONSTRUCTION...................................  40

     23.0 Governing Law and Construction....................................  40

         23.1 Laws and Regulations..........................................  40

ARTICLE 24 SEVERABILITY.....................................................  40

     24.0 Severability......................................................  40

ARTICLE 25 AMENDMENTS.......................................................  41

     25.0 Amendments........................................................  41

ARTICLE 26 ENTIRE AGREEMENT.................................................  41

     26.0 Entire Agreement..................................................  41

ARTICLE 27 NO THIRD PARTY BENEFICIARIES.....................................  42

     27.0 No Third Party Beneficiaries......................................  42

ARTICLE 28 CONFLICTS........................................................  42

     28.0 Conflicts.........................................................  42

ARTICLE 29 FURTHER ASSURANCES...............................................  42

     29.0 Further Assurances................................................  42


                                   SCHEDULES

     Schedule A             -       Interconnection Facilities

     Schedule B             -       Insurance Requirements

     Schedule C             -       GPU Energy Transmission
                                    Operation Interconnection
                                    Requirements

     Schedule D             -       GPU Energy System Protection
                                    and Control Interconnection
                                    Requirements

     Schedule E             -       Purchased Stations

                           INTERCONNECTION AGREEMENT

         This Amended and Restated Interconnection Agreement (the "Agreement"), dated as of November 24, 1999, by and between Sithe Pennsylvania Holdings LLC, a Delaware limited liability company, and Sithe Maryland Holdings LLC, a Delaware limited liability company, (collectively "Producer"), and Pennsylvania Electric Company d/b/a GPU Energy ("Company"), a Pennsylvania corporation (the Producer and the Company each being referred to herein as a "Party," and collectively, as the "Parties"),

                                  WITNESSETH:

         WHEREAS, Sithe Energies, Inc. ("Sithe") and the Company have entered into a Purchase and Sale Agreement (the "PSA"), dated as of October 29, 1998, as amended, pursuant to which the Company has agreed, among other things, to sell certain assets identified therein, including the electric generating stations listed in Schedule E hereto (collectively, the "Stations", and each a "Station") to Sithe, and Sithe has agreed to purchase the Stations and other assets from the Company;

         WHEREAS, the Producer plans to own and operate the Stations on and after the Closing Date;

         WHEREAS, the Company intends to continue to operate its transmission business from its present location on and after the Closing date;

         WHEREAS each Station is interconnected to the Company's Transmission System and the Company and the Producer desire to keep each Station interconnected to such Transmission System on the terms set forth herein; and

         WHEREAS, the Company and Sithe have agreed in the PSA to execute this Agreement in order to establish the requirements, terms and conditions for the interconnection of the Stations with the Company's Transmission System.

         NOW THEREFORE, in order to carry out the transactions contemplated by the PSA and this Agreement, and in consideration of the mutual representations, covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

1.0      DEFINITIONS.

         Wherever used in this Agreement with initial capitalization, the following terms shall have the meanings specified or referred to in this
Article 1. Any other
initially capitalized term not defined herein shall have the meaning set forth in the PSA.

     1.1 "AFFILIATE" shall mean, with respect to a corporation, partnership, or other entity, each other corporation, partnership, or other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such corporation, partnership, or other entity.

     1.2 "AGREEMENT" shall mean this Interconnection Agreement dated as of October 29, 1998 by and between the Company and the Producer, including all schedules attached hereto and any amendments hereto.

     1.3 "CLOSING DATE" shall mean the date on which title to the Stations is transferred from the Company to the Producer pursuant to the PSA.

     1.4 "COMPANY" shall have the meaning assigned to such term in the first paragraph herein.

     1.5 "COMPANY FACILITIES" shall mean those transmission, distribution, substation, and communication facilities and related equipment located on the Producer's property which will not be sold to the Producer, but will be retained by the Company, and which are described or referred to in Section 2.2 of the PSA, including the Company Interconnection Facilities, and any additions, modifications or replacements thereto.

     1.6 "COMPANY INTERCONNECTION FACILITIES" shall mean the structures, facilities, equipment, devices and apparatus owned or leased by, or under contract to, the Company or its Affiliates, including those that are identified as Company Interconnection Facilities or as Joint Use Facilities owned, by the Company in Schedule A, as amended from time to time, which are necessary to interconnect, and to facilitate the interconnection of, the Stations to the Transmission System.

     1.7 "EASEMENT AGREEMENT" shall mean, with respect to each Station, the Easement and License Agreement among the Producer and the Company containing grants and reservations of easements and other rights with respect to such Station.

     1.8 "EMERGENCY" shall mean (a) with respect to the Company, a condition or situation which the PJM OI or the Company deems imminently likely to (i) endanger life or property, or (ii) adversely affect or impair the Transmission System, the Company's electrical systems or the electrical or transmission systems of others to which the Transmission System or the Company's electrical systems are directly or indirectly connected, which requires that the output of one or two Stations be adjusted to avoid or mitigate, and (b) with respect to the Producer, a condition or situation which the Producer deems imminently likely to (i) endanger life or property, or (ii) adversely affect or impair one or more Stations. Such a




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condition or situation includes, but is not limited to, overloading or potential overloading, excessive voltage drop or unusual operating conditions.

     1.9 "ENVIRONMENTAL LAWS" shall mean Federal, state, and local laws, regulations, rules, ordinances, codes, decrees, judgments, directives, or judicial or administrative orders relating to pollution or protection of the environment, natural resources or human health and safety, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Substances (including, without limitation, Releases into or onto ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Substances or coal ash.

     1.10 "FERC" shall mean the Federal Energy Regulatory Commission or its successor.

     1.11 "GOOD UTILITY PRACTICE" shall mean, in the following order of precedence, any of the applicable practices, methods and acts:

          (a) required by PJM Interconnection, L.L.C. or PJM OI, or the successor of either of them, whether or not the Party whose conduct is at issue is a member thereof;

          (b) required by NERC, MAAC, FERC, OSHA, PAPUC, NJBPU or MDPSC or the successor of any of them, whether or not the Party whose conduct is at issue is a member thereof;

          (c) required by the policies and standards of the Company relating to Emergencies; or

          (d) otherwise engaged in or approved by a significant portion of the electric utility industry during the relevant time period;

which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with law, regulation, good business practices, generation, transmission, and distribution reliability, safety, and expedition. Where the practices, methods or acts required or otherwise engaged in or approved by one of the foregoing bodies is inconsistent with the practices, methods or acts required or otherwise engaged in or approved by another one or more of the foregoing bodies, the practices, methods or acts required or engaged in or approved by the body with the highest precedence set forth above shall govern. Good utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to practices, methods, or acts generally accepted by the electric utility industry in the region.


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     1.12 "HAZARDOUS SUBSTANCES" shall mean: (a) any petrochemical or petroleum products, oil, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contains dielectric fluid that may contain polychlorinated biphenyls; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "hazardous constituents", "restricted hazardous materials", extremely hazardous substances", "toxic substances", "contaminants", "pollutants", "toxic pollutants" or words of similar meaning and regulatory effect under any applicable Environmental Law; or (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any applicable Environmental Law.

     1.13 "INTERCONNECTION SERVICE" shall mean, with respect to each Station, the service provided by the Company to interconnect the respective Station with the Transmission System. Interconnection Service shall not mean transmission service, ancillary services, losses, or any other service which is available and/or required under the PJM Tariff, or any retail wheeling tariff, including any distribution service tariff or contract, in each case as amended from time to time.

     1.14 "JOINT TAG LIST" shall mean the list of personnel approved from time to time by the Company, in accordance with Good Utility Practice, who meet the Company's requirements to switch, tag, and ground electrical equipment.

     1.15 "JOINT USE FACILITIES" shall mean equipment, identified as Joint Use Facilities in Schedule A, as amended from time to time, which are owned by either the Company or the Producer and which are primarily used for generation operations but which are also essential to the operational reliability of the Transmission System and are, therefore, Jointly-Operated by the Company and the Producer.

     1.16 "JOINTLY-OPERATED" shall mean to either operate or request operation of Joint Use Facilities.

     1.17 "MAAC" shall mean the Mid-Atlantic Area Council, a reliability council under Section 202 of the Federal Power Act, established pursuant to the MAAC Agreement, dated August 1, 1994, or any successor thereto.

     1.18 "MAINTAIN" shall mean to construct, reconstruct, install, inspect, repair, replace, operate, patrol, maintain, use, modernize, expand, or upgrade, or undertake other similar activities, including Routine Inspection and Maintenance.

     1.19 "MDPSC" shall mean the Maryland Public Service Commission.

     1.20 "NERC" shall mean North American Electric Reliability Council.

     1.21 "NJPBU" shall mean the New Jersey Board of Public Utilities.

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     1.22 "PAPUC" shall mean the Pennsylvania Public Utility Commission.

     1.23 "PCF" shall mean Pool Controlled Facilities.

     1.24 "OSHA" shall mean the Occupational Safety and Health Administration.

     1.25 "PJM" shall mean the Pennsylvania-New Jersey-Maryland interconnected power pool operated under the PJM Agreement.

     1.26 "PJM AGREEMENT" shall mean the Pennsylvania-New Jersey-Maryland Interconnection Agreement, dated September 26, 1956, as amended by the Operating Agreement of PJM Interconnection, L.L.C., dated as of April 1, 1997 and as amended and restated as of June 2, 1997, and as may be further amended or superseded from time to time.

     1.27 "PJM CONTROL AREA" shall mean the control area recognized by NERC as the PJM Control Area.

     1.28 "PJM INTERCONNECTION, L.L.C." shall mean the entity formerly known as the PJM Interconnection Association which was converted into a limited liability company pursuant to the Delaware Limited Liability Company Act, Title 6, Sections 18-101 et seq. of the Delaware Code, by virtue of the filing of both the Certificate of Formation and Certificate of Conversion with the Secretary of State of Delaware, effective as of March 31, 1997.

     1.29 "PJM OI" shall mean the Office of the Interconnection as supervised by the Board of Managers of the PJM Interconnection, L.L.C., acting pursuant to the PJM Agreement.

     1.30 "PJM TARIFF" shall mean the PJM Open Access Transmission Tariff filed by the PJM Interconnection, L.L.C. with the FERC on July 14, 1997, in Docket No. OA97-261-000 as amended and effective April 1, 1998, and as further modified, amended or superseded from time to time, under which transmission service is provided within the PJM Control Area.

     1.31 "POINT OF INTERCONNECTION" shall mean, with respect to each Station, each point of interconnection where capacity, energy, and ancillary services each are transferred between the respective Station and the Transmission System. The Points of Interconnection are specified in Schedule A to this Agreement, but may be modified from time-to-time by mutual written agreement of the Parties.

     1.32 "POOL CONTROLLED FACILITIES" or "PCFs" shall mean those Company Interconnection Facilities over which the PJM OI, or any successor entity, exercises operational control in accordance with the applicable agreement or tariff, or any

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


successor agreement or tariff, as such facilities are designated in Schedule A to this Agreement.

     1.33 "PRODUCER" shall have the meaning assigned to such term in the first paragraph hereof.

     1.34 "PRODUCER'S GENERATING FACILITIES" shall mean the Stations and any additions, modifications or replacements thereto.

     1.35 "PSA" shall have the meaning assigned to such term in the first recital hereof.

     1.36 "QUALIFIED PERSONNEL" shall mean individuals trained for their positions by the Producer and/or Company pursuant to Good Utility Practice.

     1.37 "RELEASE" shall mean release, spill, leak, discharge, dispose of, pump, pour, emit, empty, inject, leach, dump, or allow to escape into or through the environment.

     1.38 "REVENUE METERS" shall mean all MWh, MVARh meters, pulse isolation relays, pulse conversion relays, transducers used, by the PJM OI or the Company for billing purposes, and associated totalizing equipment and appurtenances (including voltage transformers and current transformers) used to measure the transfer of energy between the Parties.

     1.39 "RIGHT-OF-WAY ACCESS" shall mean gates, roadways, paths, or other means of access used or, required to gain entry to the transmission or distribution system rights-of-way with respect to a Party's property or facilities.

     1.40 "ROUTINE INSPECTION AND MAINTENANCE" shall mean any inspection, certification, test and/or work required pursuant to Good Utility Practice on either Party's property or facilities to ensure (a) reliable substation, transmission, and distribution operations, and (b) transmission and distribution system integrity.

     1.41 "SECONDARY SYSTEMS" shall mean control or power circuits that operate below 600 volts, ac or dc, including, but not limited to, any hardware, control or protective devices, cables, conductors, electric raceways, secondary equipment panels, transducers, batteries, chargers, and voltage and current transformers.

     1.42 "SPILL PREVENTION CONTROL AND COUNTERMEASURE PLAN" or "SPCC" shall mean a plan to be implemented for on shore facilities that includes physical structures and other measures to respond to and to prevent spills of oil from reaching navigable waters as defined in Section 502(7) of the Federal Water Pollution Control Act, or adjoining shorelines.


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     1.43 "SWITCHING AND TAGGING RULES" shall mean the Producer's or the
Company's approved switching and tagging procedures as amended from time to time.

     1.44 "SYSTEM OPERATOR" shall mean the energy control center staff responsible for central dispatch as provided in PJM Agreement, as amended or superseded.

     1.45 "TRANSMISSION OPERATOR" shall mean, with respect to each Station, the person or persons designated by the Company who coordinate the day-to-day interconnection of the respective Station with the Transmission System.

     1.46 "TRANSMISSION SYSTEM" shall mean the facilities, including PCFS, owned, controlled, or operated by the Company, either jointly or individually, for purposes of providing transmission service, including services under the PJM Tariff and Interconnection Service.

                                   ARTICLE 2
                                      TERM

2.0 TERM.

     2.1 Subject to required regulatory authorizations, if any, this Agreement shall become effective when signed by the Parties except that the obligations to provide Interconnection Service and any other services described herein shall become effective on the Closing Date, as defined in the PSA. This Agreement shall continue in effect until a mutually agreeable termination date, unless terminated on an earlier date by mutual agreement of the Parties or otherwise in accordance with the terms of this Agreement, provided however, that the respective Party's obligations hereunder with respect to any particular Station shall not extend beyond the retirement date for such Station. The Company shall file this Agreement with the FERC as a Rate Schedule within the meaning of 18 C.F.R. Part 35. The Producer agrees to support such filing, to reasonably cooperate with the Company with respect to such filing, and to provide any information, including the filing of testimony, reasonably required by the Company to comply with applicable filing requirements. If the PSA is validly terminated pursuant to its terms prior to the Transfer Date, as defined in the PSA, then this Agreement shall also terminate as of the date of such termination of the PSA.

     2.2 If (a) the FERC, any State or State regulatory commission, the System Operator, PJM Interconnection, L.L.C., or PJM OI implements a change in any law, regulation, rule or practice, or (b) the Company or the Producer complies with a change in any law, regulation, rule or practice, which change or compliance affects, or may reasonably be expected to affect, the Company's or the Producer's performance under this Agreement, then the Company and the Producer shall

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
negotiate in good faith any amendments to this Agreement that are necessary to adapt the terms of this Agreement to such change, and the Company shall file such amendments with the FERC. If the Parties are unable to reach agreement on such amendments, either Party shall have the right to make a unilateral filing with the FERC to modify this Agreement pursuant to Section 205 or Section 206 or any other applicable provision of the Federal Power Act and the FERC's rules and regulations thereunder; provided that the other Party shall have the right to oppose such filing and to participate fully in any proceeding established by the FERC to address such amendments.

     2.3 The applicable provisions of this Agreement shall continue in effect after cancellation or termination hereof to the extent necessary to provide for final billings, billing adjustments, and the determination and enforcement of liability and indemnification obligations arising from acts or events that occurred while this Agreement was in effect.



                                   ARTICLE 3
                  CONTINUING OBLIGATIONS AND RESPONSIBILITIES

3.0 CONTINUING OBLIGATIONS AND RESPONSIBILITIES.

     3.1 INTERCONNECTION SERVICE.

          3.1.1 The Company shall provide the Producer with Interconnection Service for each Station over the respective Company Interconnection Facilities. Such Interconnection Service shall be provided under this Agreement for each Station and any additions to (including additional units at the site of a Station), upgrades of, or repowerings thereof, but not for any other generating units, wherever located; provided, however, that the date on which the Company's obligations with respect to a particular Station shall terminate shall not be extended by any such addition, upgrade, or repowering of such Station.

          3.1.2 The Company shall provide Interconnection Service for each Station at the respective Points of Interconnection specified in Schedule A.

          3.1.3 Except to the extent Company is otherwise obligated under this Agreement, the Producer shall be responsible for (a) making arrangements under the applicable tariffs for transmission and ancillary services associated with the delivery of capacity and/or energy produced by each Station, which services shall not be provided under this Agreement, (b) obtaining capacity and/or energy to satisfy its station service, or other requirements, and (c) making arrangements under applicable tariffs for transmission services, losses, and ancillary services associated with the use of the Transmission System for the delivery of capacity and energy to each Station for the purpose of supplying station service or for any other use by the Producer. The Company shall reasonably cooperate with Producer with respect to such agreements.

          3.1.4 The Company does not guarantee the non-occurrence of, or warrant against, and the Producer releases the Company from any and all claims or damages associated with: (a) any interruption in the availability of the Company Interconnection Facilities or the Transmission System; or (b) damage to the Producer's Generating Facilities resulting from electrical transients, including, without limitation, short circuits (faults), or events of force majeure as defined in Article 11, except to the extent caused by the Company's gross negligence or willful misconduct.

          3.1.5 The Producer does not guarantee the non-occurrence of, or warrant against, and the Company releases the Producer from any and all claims or damages associated with (a) any interruption in the availability of the Producer's Generating Facilities, or (b) damage to the Company Interconnection Facilities resulting from electrical transients, including without limitation, short circuits (faults), or events of force majeure as defined in Article 11, except to the extent caused by the Producer's gross negligence or willful misconduct.

     3.2  ACCESS, EASEMENTS, CONVEYANCES, LICENSES, AND RESTRICTIONS.


          3.2.1 General. Points of Interconnection for each Station, and certain operating procedures and practices for the respective Company Interconnection Facilities, are set forth in Schedule A to this Agreement. The Company and the Producer have granted to each other certain easement, access and other rights regarding the Producer's Generating Facilities and the Company Facilities, which grants are memorialized in the Easement Agreements.

          3.2.2 In the event Producer fails to provide to the Company at any Station the local services required hereunder to be provided to the Company at such Station, the Company shall have the right to operate the equipment and systems that have been transferred to the Producer pursuant to the PSA, to the limited extent necessary to provide such local services to the Company, provided, however, that the Company may not operate any of the Producer's Generating Facilities used for the generation of electricity. The Producer shall grant the Company such access to its property as may be required for the Company to operate such equipment and systems under the foregoing circumstances.

               Upon the occurrence of the foregoing events, the Company shall give as much advance notice of its intent to exercise its rights to operate Producer's equipment and systems as is practicable under the circumstances prior to its exercise of its rights set forth in the previous paragraph to allow the Producer reasonable time under the circumstances to correct any failure on the Producer's part to provide the required local services.


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
          3.2.3 The Company shall return operational control of such facilities to the Producer as soon as practicable after the event permitting the Company to exercise such operational control has ceased, or the underlying default has been cured. The Company shall operate such facilities in accordance with Good Utility Practice and, where applicable, material agreements to which the Producer is a party.

     3.3  FACILITY AND EQUIPMENT MAINTENANCE.

          3.3.1 The Company shall operate and Maintain the Company Interconnection Facilities and, to the extent that the operation and Maintenance thereof affects the Producer's Generating Facilities, the Transmission System in a safe and efficient manner, as required by and in accordance with Good Utility Practice. The Producer shall Maintain its own property, equipment, facilities and appurtenances at the Station that might reasonably be expected to have an impact on the operation of the Transmission System or the Company Interconnection Facilities in a safe and efficient manner, as required by and in accordance with Good Utility Practice.

          3.3.2 At their sole expense, the Producer shall maintain in full force and effect all permits, licenses, rights-of-way,and other authorizations as may be required to Maintain the Producer's Generating Facilities. At the Company's reasonable request, the Producer shall furnish to the Company copies of each permit, license, right of way and authorization promptly following receipt thereof.

          3.3.3     Equipment Testing Obligations.

                    3.3.3.1 Consistent with Good Utility Practice, the Producer shall comply with the requirements of PJM OI and PJM Interconnection, L.L.C. with respect to the testing, calibration, verification, or validation of the Stations.

                    3.3.3.2 Pursuant to the foregoing Section 3.3.3.1, the Producer shall supply the Company, at the Company's reasonable request and at no cost to the Company, copies of inspection reports, installation and maintenance documents, test and calibration records, verifications, and validations related to the Producer's Generating Facilities. The Company shall supply to the Producer, at the Producer's reasonable request and at no cost to the Producer, copies of inspection reports, installation and maintenance documents, test and calibration records, verifications, and validations related to the Company's Interconnection Facilities.

     3.4 NEW CONSTRUCTION OR MODIFICATIONS.

          3.4.1 Unless otherwise required by law, regulation, or Good Utility Practice, the Company shall not be required at any time to upgrade or otherwise modify its Transmission System in order to accommodate the interconnection of any Station with the Transmission System.

       3.4.2 The Company may undertake additions, modifications, or replacements of its Transmission System or the Company Interconnection Facilities. If such additions, modifications, or replacements might reasonable be expected to affect the Producer's operation of one or more stations, the Company shall provide one hundred eight (180) days' written notice to the Producer in a manner consistent with FERC Order No. 889 prior to undertaking such additions, modifications, or replacements. Any such additions, modifications, or replacements shall comply with Good Utility Practice. The Company shall use reasonable efforts during and with respect to such addition, modification, or replacement to minimize any adverse impact on the affected Stations.

       3.4.3 In the event the Producer plans to increase the capacity of any Station, the Producer shall submit to the Company any and all plans and specifications that the Company may reasonably request related to such increase. Such specifications and plans shall be submitted by the Producer to the Company not later than one hundred eight (180) days prior to the respective commercial operation date for additions, modifications, or replacements that will result in such increase, except as otherwise agreed to by the Company. Any such additions, modifications, or replacements shall comply with Good Utility Practice.

       3.4.4 If the Producer plans any additions, modifications, or replacements to any Station that will not increase its capacity, but could reasonably be expected to have an adverse effect on the Transmission System or the respective Company Interconnection Facilities, the Producer shall give the Company reasonable notice, but not less than one hundred eighty (180) days' prior written notice thereof and shall submit to the Company the plans and specifications for such additions, modifications, or replacements if they will involve an outage of any Station for thirty (30) days or more. All such additions, modifications, or replacements shall (i) comply with Good Utility Practice (ii) be accompanied by appropriate information and operating instructions, and (iii) be subject to review and acceptance by the Company, which review shall be based on Good Utility Practice and which acceptance shall not unreasonably be withheld or delayed. If Producer intends to hire a contractor to make such additions, modifications, or replacements, the Producer will provide reasonable notice to the Company of the identity of such contractor.

       3.4.5 The Company's acceptance of the Producer's interconnection plans and specifications for any proposed additions, modifications, or replacements to a Station and the Company's participation in interconnected operations with the Producer are not and shall not be construed as; (a) confirmation or endorsement of design of such Station; (b) a warranty of safety, durability or reliability of such Station; or (c) responsibility for strength, details of design, adequacy, or capability of such Station.

          3.4.6 The Company shall inform the Producer of any additions, modifications, or replacements to the Transmission System or the Company Interconnection Facilities, that are necessary as a result of the addition, modification, or replacement to a Station made pursuant to Sections 3.4.3 or
3.4.4. The Producer shall compensate the Company for all reasonable costs associated with any modifications, additions, or replacements made to the Company Interconnection Facilities or the Transmission System related to any additions, modifications, or replacements to the Producer's Generating Facilities as required under Section 5.2. The Company shall provide an estimate of such cost as early as practicable, but in any event not less than 30 days prior to the initiation of such addition, modification or replacement.

          3.4.7 The Producer shall modify the Stations, at its sole cost and expense, as may be reasonably required to conform with (i) changes to Good Utility Practice, or (ii) additions, modifications, or replacements of the Transmission System or the Company Interconnection Facilities reasonably required by Good Utility Practice or implemented in accordance with this Agreement (including, without limitation, changes to the voltages at which the Transmission System is operated).

          3.4.8 Upon completion of any addition, modification, or replacement to a Station that may reasonably be expected to affect the Transmission System or the respective Company Interconnection Facilities, but no later than ninety (90) days thereafter, the Producer shall issue "as built" drawings to the Company. Upon completion of any addition, modification, or replacement to the Transmission System or the Company Interconnection Facilities, that may reasonably be expected to affect, the operation of a Station, but no later than ninety (90) days thereafter, the Company shall issue "as built" drawings to the Producer.

     3.5 INSPECTIONS.

          3.5.1 General. To the extent reasonably necessary for its performance under this Agreement, the Company shall, at its own expense, have the right to inspect or observe all maintenance activities, equipment tests, installation work, construction work, and modification work to the Producer's equipment, system, and facilities, including the Producer's Generating Facilities. If the Company observes any deficiencies or defects with respect thereto that might reasonably be expected to adversely affect the Transmission System or the Company Interconnection Facilities, the Company shall notify the Producer, and the Producer shall make immediately any corrections necessitated by Good Utility Practice.

          3.5.2 To the extent reasonably necessary for its performance under this Agreement, the Producer shall, at its own expense, have the right to inspect or observe all maintenance activities, equipment tests, installation work, construction work, and modification work to the Company's Interconnection Facilities. If the

Producer observes any deficiencies or defects with respect thereto that might reasonably be expected to adversely affect a Station, the Producer shall notify the Company, and the Company shall immediately make any corrections necessitated by Good Utility Practice.

     3.5.3     Joint Use Facilities.

          3.5.3.1 Joint Use Facilities are identified in Schedule A to this Agreement. The Party owning such Joint Use Facilities shall Maintain those facilities pursuant to Good Utility Practice. Each Party agrees to perform joint inspections of the Joint Use Facilities one year from the Closing Date, and annually thereafter, or as otherwise mutually agreed upon. The Company and the Producer shall bear their respective costs of participating in such inspections.

          3.5.3.2 The Party owning such Joint Use Facilities shall provide to the other, Party copies of all written reports made by or for the first Party summarizing such inspections and describing any problems, deficiencies or other observed defects. Unless the Parties agree that an alternative to such correction is preferable, the Party owning such Joint Use Facilities shall be responsible for correcting any noted deficiencies within sixty (60) days from the date of discovery thereof, or within such other period mutually agreeable to the Parties. The Party owning such Joint Use Facilities shall bear the costs of such correction.

     3.5.4     Initial Inspection.

          3.5.4.1 The Producer shall be entitled to inspect, in accordance with this Section 3.5.4, all of the Stations and Company Facilities located adjacent to any Point of Interconnection, as shown in Schedule A to this Agreement, to verify and/or determine the accuracy of the data, drawings, and records described in such Schedule. The Parties shall cooperate to schedule such inspection so that any interference with the operation of the Stations is minimized, to the extent reasonably feasible, and so that the Producer may complete its inspections within thirty (30) working days of commencing the inspection and within two (2) months after the execution of this Agreement.

          3.5.4.2 The Company shall provide the Producer with access to the Stations and the Company Facilities located adjacent to any point of Interconnection at the times scheduled for the inspections. The Producer shall provide qualified engineering, operations, and maintenance personnel to conduct the inspections, and the Company shall provide qualified engineering, operations, and maintenance personnel to escort the Producer's personnel and to enable the Producer's personnel to conduct the inspections. The Company and the Producer shall each bear its own costs of participating in the inspections. At one or more mutually convenient times not more than one (1) month after the Producer has completed its inspections, the Parties shall meet to discuss whether, as a result of the inspections, it is appropriate to modify Schedule A to this Agreement to portray more accurately the Points of Interconnection. Any modification to any portion of Schedule A to which the Parties agree shall be in writing and shall thereafter be deemed part of Schedule A for all purposes under this Agreement.

     3.6  INFORMATION REPORTING OBLIGATIONS.

     3.6.1 In order to maintain Interconnection Service, the Producer shall promptly provide the requesting party with all reasonably relevant information, documents, or data regarding the Stations that would be expected to materially affect the Transmission System, and which is reasonably requested by NERC, MAAC, the PJM OI, PJM Interconnection, L.L.C., the PAPUC, and/or the NJBPU and/or the MDPSC, the System Operator, the Transmission Operator, or the Company, which disclosure shall be subject to reasonable restrictions, acceptable to the requesting party and the Producer, regarding the disclosure of commercially sensitive information provided by the Producer.

     3.6.2 The Producer shall supply accurate, complete, and reliable information in response to reasonable data requests from the Company necessary for operations, maintenance regulatory requirements, and analysis of the Transmission System. Such information may include metered values for MW, MVAR, voltage, current, amperage, automatic voltage regulator status, automatic frequency control, dispatch, frequency, breaker status indication, or any other information reasonably required by the Company for reliable operation of the Transmission System pursuant to Good Utility Practice.

     3.6.3 Information pertaining to generation, operating parameters shall be gathered for electronic transmittal to the Company using one or more of the following: SCADA equipment, remote terminal unit ("RTU") equipment, or remote access pulse recorders or telemetry. Information pertaining to generation operating parameters shall be provided by the Producer in accordance with Schedule A.

     3.6.4 The Producer shall be responsible for the maintenance, and any required replacements or upgrades, of the field devices and equipment used to gather information regarding generation operating parameters.

     3.7  LOCAL SERVICES.

     3.7.1 General. The Company and the Producer agree that, due to the integration of certain control schemes, Revenue Metering applications, and communication networks, it is cost effective for them to provide each other with the services set forth in Sections 3.8 and 3.9 below at the prices referenced therein.

               3.7.1.1 The Company and the Producer shall use their best efforts to ensure that services provided pursuant to Sections 3.8 and 3.9 shall be available at all times and in the manner and at the prices specified herein. Notwithstanding the foregoing, either Party may change such services, provided that (a) there is no cost to the receiving Party as a result of such change,
(b) the quality, reliability, and integrity of the replacement services are equivalent to the services replaced, and (c) there is otherwise no materially adverse effect on the receiving Party.

               3.7.1.2 Neither the Company nor the Producer shall terminate any services set forth in Sections 3.8 and 3.9 below without the other Party's written consent, which consent shall not be unreasonably withheld, or without, in the case of the services set forth in Sections 3.8 and 3.9, at least twelve
(12) months' prior written notification; provided, however, that if either Party no longer needs or desires a particular service provided under Section 3.8 or 3.9, that Party shall notify the other Party, and the providing Party shall terminate that service as soon thereafter as practicable.

          3.7.2 Temporary Suspension of Section 3.8 and 3.9 Services. The Party providing the services set forth in Sections 3.8 and 3.9 below shall notify and obtain approval, which approval shall not be unreasonably withheld, from the affected Party of any scheduled temporary suspension of services at least five (5) working days in advance of such suspension. Such notification shall include an estimated time duration for a return to normal conditions. The Party temporarily suspending the service shall use reasonable efforts to minimize the duration of the suspension.

               3.7.2.1 In the event of any unplanned or forced suspension of the services set forth in Sections 3.8 and 3.9 below, the Party providing the service shall immediately notify the other Party first verbally and then in writing in accordance with Article 19. The providing Party shall use all reasonable efforts to minimize the duration of that suspension.

               3.7.2.2 The Company and the Producer agree to use all reasonable efforts to complete any repairs, modifications, or corrections that are necessary to restore to the other Party as soon as reasonably practicable, any services set forth in Sections 3.8 and 3.9 below that have been suspended.

     3.8  COMPANY PROVIDED LOCAL SERVICES.

     Local services required to be provided by the Company shall include the services identified in Schedule A and the services listed below.

          3.8.1 Building Service. At no cost to the Producer, the Company shall provide heating, ventilation, air conditioning, lighting, and other building services, as and to the extent provided immediately prior to the Closing Date, to the Producer's Generating Facilities located within the Company Facilities.

          3.8.2     Revenue Metering. The Company shall, at Producer's expense:
(a) own and Maintain, and have the right to change the location of all Revenue

Meters, instrument transformers and appurtenances associated with Revenue Meters, and analog equipment (transducers and telemetry), (b) conduct meter accuracy and tolerance tests, and (c) prepare all calibration reports required for equipment that measures energy transfers between the Producer and Company. All meter accuracy and tolerance testing hereunder shall be in accordance with Good Utility Practice and shall be conducted, at the Producer's request, in the presence of a Producer's representative.

          3.8.2.1 The Company and the Producer agree that, if the Revenue Meters and analog equipment and the Points of Interconnection are not at the same location electrically, the metering data shall be adjusted, or the Revenue Meters shall be compensated, as the Company shall deem appropriate, to record delivery of electricity in a manner that accounts for the total (load plus no-load) electrical energy losses occurring between the metering points and the Points of Interconnection, both when the respective Station is delivering energy to the Company and when the Company is delivering station service electricity to the Producer for such Station, or for any other use, which adjustment shall be pursuant to the methodology set forth in Schedule A.

          3.8.2.2 If at any time any Revenue Metering and analog equipment is found to be inaccurate by a margin of greater than that allowed under the applicable criteria, rules, and standards of Good Utility Practice, such Revenue Metering and analog equipment shall be made accurate or replaced at the Producer's expense. Meter reading for the period of inaccuracy shall be adjusted insofar as the extent of the inaccuracy can be reasonably ascertained; provided, however, no adjustment shall be made for meter readings made prior to the point in time halfway between the time of the last test that showed the Revenue Metering and analog equipment in question to be functioning accurately and the time the subsequent inaccuracy is corrected, except by agreement of the Parties. Each Party shall comply with any reasonable request of the other concerning the sealing of Revenue Meters, the presence of a representative of the other Party when the seals are broken mid the tests are made, and other matters affecting the accuracy of the measurement of electricity delivered from or to the respective Station. If either Party believes that there has been a Revenue Meter or analog equipment failure or stoppage, it shall immediately notify the other Party thereof.

          3.8.2.3 The Parties shall each keep and maintain accurate and detailed records relating to the delivery of energy for a period of not less than seven (7) years. Such records shall be made available for inspection by either Party or any governmental agency having jurisdiction with respect thereto during normal business hours upon reasonable notice.

          3.8.2.4 The Company shall own and Maintain, at the Producer's expense, all additional or updated metering and associated equipment needed in the reasonable discretion of the Company exercised in accordance with Good Utility Practice.

          3.8.2.5 The Producer shall own and Maintain, at its own expense, equipment for real-time communications, real-time reactive power, hourly MWh information, and such other information as required by the PJM OI, System Operator, or Transmission Operator, or as reasonably required by the Company, to the extent such equipment comprises part of Producer's Generating Facilities. The Producer shall Maintain, at its own expense, operating telephone links to provide information deemed necessary by the PJM OI, System Operator, or Transmission Operator, or as reasonably deemed necessary by the Company to integrate operation of the Stations with the Transmission System.

     3.9 PRODUCER PROVIDED LOCAL SERVICES.

     Local services required to be provided by the Producer shall include the services identified in Schedule A and the services listed below. To the extent that any Producer-provided local service requires the delivery of electric energy to the Company, the Producer may satisfy such requirement by arranging for an affiliated power marketer to make such delivery, provided however, that the Producer shall remain liable, subject to the limitations set forth herein, for any failure of such power marketer to deliver the required electric energy to the Company.

          3.9.1 Building Services. At no cost to the Company, the Producer shall provide the Company Facilities located within the Stations with heating, ventilation, air-conditioning, lighting, portable water, sewage treatment, paging and other building services as and to the extent provided prior to the Closing Date.

          3.9.2 Meter Data. At no cost to, and if requested by the Company, the Producer shall provide the Company with meter data at locations that require a manual read as set forth in Schedule A to this Agreement.

          3.9.3 Storage and Office Space. The Producer shall provide to the Company, at no cost to the Company, the use of storage areas and building spaces for spare puts and administrative uses related to the Company's Interconnection Facilities at the locations in place immediately prior to the Closing Date.

     3.10 SPARE PARTS.

     Where practicable and available, and subject to applicable regulatory and other approvals, the Company and the Producer shall make available to the other Party such spare parts as are available to the Company and the Producer in the event of an Emergency or equipment failures. The Parties shall mutually agree upon payment for, or replacement of, such spare parts.

  3.11   EMERGENCY PROCEDURE.

         3.11.1 The Company, through the Transmission Operator, shall provide the Producer with prompt verbal notification of any Emergency affecting the Transmission System that may reasonably be expected to affect the Producer's operation of any Station or the Joint Use Facilities owned by the Producer, and the Producer shall provide the Company prompt verbal notification of any Emergency which might reasonably be expected to affect the Company's operation of the Transmission System or the Company Interconnection Facilities. Such notification shall describe the Emergency, the extent of the damage or deficiency, the anticipated length of the outage, and the corrective action taken and/or to be taken, and shall be followed as soon as practicable with written notification in accordance with Article 19.

         3.11.2 If in the good faith judgment of a Party, an Emergency endangers or might endanger life or property, the Party recognizing the problem shall take such action as is reasonable and necessary, and in accordance with Good Utility Practice, to prevent, avoid, or mitigate injury, danger, and loss. If, however, the Emergency involves transmission or distribution electrical equipment, the Producer shall notify the Transmission Operator, and shall obtain the consent of such personnel, prior to performing any switching operations.

         3.11.3 The Company may, consistent with Good Utility Practice, have the Transmission Operator take whatever actions or inactions the Company deems reasonably necessary during Emergency operating conditions to (a) preserve public safety, (b) preserve the integrity of the Transmission System, (c) limit or prevent damage, and (d) expedite restoration of service. The Company shall use reasonable efforts to minimize the effect of such actions or inactions on the Stations and on the provision of Interconnection Service.

  3.12   INTERCONNECTING SERVICE INTERRUPTIONS.

         3.12.1 If at any time, in the reasonable exercise of the Transmission Operator's judgment or the Company's reasonable judgment exercised in accordance with Good Utility Practice, the operation of any one or more of the Producer's Generating Facilities would have a material adverse impact on the quality of service rendered by the Company (including transmission or distribution services and services provided to end users), or would interfere with the safe and reliable operation of the Transmission System, the Company may discontinue Interconnection Service and/or curtail, interrupt or reduce energy delivered from the respective Producer's Generating Facilities until the condition has been corrected. Any such discontinuation, curtailment, interruption or reduction by the Company shall be undertaken on a nondiscriminatory basis. Unless the Transmission Operator, or the Company, perceives that an Emergency exists or that the risk of one is imminent, the Company shall give the Producer reasonable notice of its intention to discontinue, curtail, interrupt or reduce energy delivery in response to the interfering condition and, where practical, allow suitable time for the Producer to remove the interfering condition before any such discontinuation, curtailment, interruption or reduction commences. The Company's judgment with regard to any discontinuation, curtailment, interruption or reduction of service under this paragraph shall be made pursuant to Good Utility Practice. In the event of any discontinuation, curtailment, interruption or reduction the Company shall promptly confer with the Producer regarding the interfering conditions that gave rise to the discontinuation, curtailment, interruption or reduction and the Company shall give the Producer the Company's recommendation concerning the timely correction thereof. If the Company is the cause of the interfering problem, the Company will correct such problem as expeditiously as reasonably possible. The Company shall restore Interconnection Service or, if applicable, cease the curtailment, interruption or reduction of energy delivery upon notification by the System Operator, PJM OI, as applicable, that the interfering condition no longer exists.

     3.13 SCHEDULED MAINTENANCE NOTIFICATION AND COORDINATION.

          3.13.1 Local Routine Inspection and Maintenance. The Company and Producer agree that, due to the integration of certain control and protective relaying schemes between the Producer's Generating Facilities and the respective Company Interconnection Facilities, it will be necessary for them to cooperate in the inspection, maintenance and testing of these areas of integration. Each Party will provide advance notice to the other Party before undertaking any work in these areas, especially in electrical circuits involving circuit breaker trip and close contacts, current transformers or potential transformers.

          3.13.2 Transmission System Maintenance. Subject to applicable FERC regulations and policy, and PJM OI requirements, the Company shall, as soon as practicable, give written notice to the Producer regarding the timing of any scheduled maintenance of the transmission facilities which might reasonably be expected to affect the operation of one or more Stations. The Company shall, to the extent practicable, schedule any testing, shutdown, or withdrawal of those facilities to coincide with the Producer's scheduled outages of the respective Stations. To facilitate such notification, in June of each year, or on another day mutually acceptable to the Parties, the Producer shall furnish the Company with non-binding preliminary maintenance schedules for each Station covering the upcoming two years. The Producer shall furnish the Company with non-binding updates to such schedules to reflect significant changes thereto. In the event the Company is unable to schedule the outage of its facilities to coincide with the Producer's schedules, the Company shall use all reasonable efforts to schedule such outage for off-peak periods, and to notify the Producer in advance of the reasons for the facilities' outage, of the time scheduled for the outage to take place, and of its expected duration. The Producer shall give notice to the Company regarding any scheduled maintenance of the Producer's Generating Facilities which might reasonably be expected to affect the operation of the Company Interconnection Facilities or the Transmission System.

     3.14 SAFETY.

          3.14.1 General. The Company and the Producer agree to be solely responsible for, and assume all liability for the safety and supervision of their own employees, agents, representatives, and subcontractors, except that neither Party shall be responsible or liable hereunder for any injury to the extent caused by the negligent or willful misconduct of the other Party or such other Party's employees, contractors or agents. The Company and the Producer agree that all work performed by either Party which might reasonably be expected to affect the operations of the other Party shall be performed in accordance with all applicable laws, rules, and regulations pertaining to the safety of persons or property, and Good Utility Practice.

          3.14.2 Switching and Tagging Rules. The Company and the Producer shall apply and comply with their respective Switching and Tagging Rules and either Party will accept tagging performed by the other Party as outlined in this Section 3.14.

               3.14.2.1 Except for the Joint Use Facilities, the Producer shall be responsible for all switching and tagging on the Producer's side of the Points of Interconnection, as such points are set forth in Schedule A to this Agreement. The Company shall be responsible for all switching and tagging on the Company's side of the Points of Interconnection. The Parties owning the equipment at the Points of Interconnection shall be responsible for its switching and tagging. Switching and tagging requests from one Party to the other Party shall be executed in a timely manner.

               3.14.2.2 For switching and tagging involving the Joint Use Facilities identified in Schedule A, the Party requiring the switching and tagging will switch and tag under its Switching and Tagging Rules. Prior to either Party operating the Joint Use Facilities, they will communicate their intentions to the Transmission Operator and the appropriate station operating authority. The Company and the Producer shall be responsible for training and testing their respective operators for inclusion on a Joint Tag List. Either as changes occur or annually, each Party shall provide the other Party with an updated list of its employees qualified for inclusion on the Joint Tag List.

     3.15 ENVIRONMENTAL COMPLIANCE AND PROCEDURES.

          3.15.1 On and after the Closing Date, the Producer and the Company shall each be responsible for (a) complying with all Environmental Laws applicable to the Producer's Generating Facilities and the Company Facilities, respectively. (b) obligating and maintaining in force all applicable and required permits and approvals under such Environmental Laws applicable to the Producer's Generating Facilities and the Company Facilities, respectively, and (c) making all required reports and notifications applicable to the Producer's Generating Facilities and the Company Facilities, respectively, required by those laws and regulations.

          3.15.2 Each Party shall notify the other Party first verbally and then in writing, of any Release of Hazardous Substances, such as, but not limited to, asbestos or lead abatement, or any type of remediation activities as soon as possible but no later than twenty-four (24) hours of occurrence, and shall promptly furnish to the other Party copies of any reports filed with any governmental agencies covering such events.

          3.15.3 Neither Party shall take any action which might reasonably be expected to have material adverse environmental impact upon the operations of the other Party without prior written notification and agreement between the Parties.

          3.15.4 The Producer shall not require the Company to modify any substation SPCC physical structures, including containment systems, unless required by law or regulation.

          3.15.5 The Company and the Producer agree to coordinate with each other concerning any regulatory obligations or filings. However, if such coordination cannot be achieved, each Party will be responsible for assuring compliance with its individual obligations.



                                   ARTICLE 4
                                   OPERATIONS

4.0 OPERATIONS.

     4.1 GENERAL.

     The Company and the Producer shall operate any equipment that might reasonably be expected to have a material impact on the operations of the other Party in a safe and efficient manner and in accordance with all applicable Federal, state, and local laws, and Good Utility Practice, and otherwise in accordance with the terms of this Agreement.

          4.1.1 The Producer shall be required to comply with the requests, orders, and directives of the Company to the extent such requests, orders or directives are (a) issued pursuant to Good Utility Practice, (b) not unduly discriminatory; and (c) otherwise in accordance with applicable tariffs.

     4.1.2 In the event the Producer believes that a request, order, or directive of the Company exceeds the limitations in Section 4.1.1, it shall nevertheless comply with the request, order, or directive of the Company pending resolution of the dispute under Article 12. The Parties agree to cooperate in good faith to expedite the resolution of any disputes arising under this Section 4.1.

     4.2  PRODUCER'S OPERATING OBLIGATIONS.

               4.2.1 General. If such action would have an adverse impact on the Company, the Producer shall request permission from the Company, Transmission Operator, the System Operator or PJM OI, as applicable, prior to opening and/or closing circuit breakers in accordance with applicable switching and operations procedures. The Producer agrees to operate the Stations in accordance with Good Utility Practice.

                        4.2.1.1 Consistent with Good Utility Practice, the Producer shall carry out all switching orders from the Transmission Operator in a timely manner.

                        4.2.1.2 The electrical supply to the Point of Interconnection shall be in the form of three-phase 60 Hz alternating current at the nominal system voltage at the Point of Interconnection.

                        4.2.1.3 The Producer's equipment shall conform to industry standards for harmonic distortion and voltage fluctuation.

                        4.2.1.4 Consistent with Good Utility Practice, the Producer shall comply with the GPU Energy's Transmission Operation Interconnection Requirements or Generation Facilities, as amended from time to time, a copy of the current form of which is attached hereto as Schedule C, and the GPU Energy's System Protection and Control Interconnection Requirements, as amended from time to time, of copy of the current from of which is attached hereto as Schedule D.

               4.2.2     Voltage or Reactive Control Requirements.    Unless
otherwise agreed to by the Parties, to the extent that a Station has automatic voltage regulation equipment in place prior to the Closing Date, the Producer shall operate such Station with such automatic voltage regulation equipment in service at all times. The voltage regulation equipment will control voltage at the respective Points of Interconnection consistent with the range of voltages prescribed by the Company, or the Transmission Operator from time to time. The Company or the Transmission Operator may require the Producer to provide reactive power from a Station, or cause a Station to absorb reactive power from the Transmission System, provided that, in either case, such Station or Stations are operating within their respective generating capabilities and not violating any electric constraints. Producer shall be compensated for the provision of such services at the PJM Tariff rate for reactive supply and voltage control from generation source services. If no such PJM Tariff rate is in effect or is not directly applicable to Producer's Generating Facilities, Producer shall be compensated for the provision of such services in accordance with a cost-based rate methodology accepted by FERC.

               4.2.2.1 The Producer shall operate the Stations in accordance with the voltage schedules prescribed by the Company, provided that meeting such voltage schedules would not (i) cause the Stations to operate outside of their respective reactive generating capability or violate any electrical constraints, or (ii) except in an Emergency, require a reduction of energy output. Should the producer fail to meet the requirements in the preceding sentence, the Company will provide written notice to the Producer of such failure. If the Producer does not promptly commence appropriate action after receiving such notice to remedy such failure, the Company may then take any action necessary at the Producer's expense to remedy such failure, including the installation of capacitor banks or other reactive compensation equipment necessary to ensure the proper voltage or reactive supply at the affected Station. The Company shall take, to the extent feasible, reasonable efforts to minimize the impact of such action on the operation of the affected Station.

               4.2.2.2 The Producer shall notify the Transmission Operator, to the extent required by the Transmission Operator, if any or all generating units at any Station reaches a VAR limit, if there is any deviation from the assigned voltage schedule, or if any automatic voltage regulator is removed from or restored to service.

          4.2.3 Consistent with Good Utility Practice, the Producer shall comply with the requirements of (i) the Transmission Operator, to the extent authorized or directed by PJM OI or the PJM Interconnection, L.L.C., or (ii) PJM OI or (iii) the PJM Interconnection, L.L.C., with respect to generator controls that impact the Transmission System, such as excitation, droop, and automatic generation control settings.

               4.2.3.1 The Producer shall keep the Company advised of each Station's capability to participate in system restoration and of each Station's black start capability and shall adhere to the Company's service restoration plan and black start criteria as in effect on the effective date of this Agreement, or as amended from time to time thereafter as agreed by the Parties.

          4.2.4 Producer acknowledges that the Transmission Operator, to the extent authorized or directed by PJM OI or the PJM Interconnection, L.L.C. or in an Emergency, has the right to require reduced or increased generation of each Station in accordance with the PJM Agreement or the PJM Tariff, as applicable.

          4.2.5 Each month, the Company shall pay to the Producer any compensation that the Company receives from PJM for Ancillary Services provided by the Producer from the Stations under the PJM Tariff. For purposes of this

Section 4.2.5, the term "Ancillary Services" shall be as defined under the PJM Tariff, and includes any of such services as described in the PJM Tariff, the PJM Agreement, and the Reliability Assurance Agreement Among Load Serving Entities in the PJM Control Area, as amended and in effect from time to time ("PJM RAA"); provided, however, that for purposes of this Section 4.2.4, the term "Ancillary Services" shall not include Reactive Supply and Voltage Control from Generation Sources Service as defined in the PJM Tariff. Such Ancillary Services include, but are not limited to, Scheduling, System Control and Dispatch Services; Regulation and Frequency Response Service; Energy Imbalance Service; Operating Reserve -- Spinning Reserve Service; and Operating Reserve -- Supplemental Reserve Service (including 10-minute reserves and 30-minute reserves) as described under the PJM Tariff, Capacity Credits as defined under PJM Agreement, and Black Start Capability as defined under the PJM RAA.

     4.3  AUDITING OF ACCOUNTS AND RECORDS.

     Within two (2) years following a calendar year, the Producer and the Company shall have the right, during normal business hours, to audit each other's accounts and records pertaining to transactions under this Agreement at the offices where such accounts and records are maintained; provided, however, that appropriate notice shall have been given prior to any audit, and provided further that the audit shall be limited to those portions of such accounts and records that relate to services provided under this Agreement during such calendar year. The Party being audited will be entitled to review the audit report and any supporting materials. To the extent that audited information includes confidential information, the auditing Party shall designate an independent auditor to perform such audit.

                                   ARTICLE 5
                  COST RESPONSIBILITIES AND BILLING PROCEDURES

5.0  COST RESPONSIBILITIES AND BILLING PROCEDURES.

     5.1  COST RESPONSIBILITY FOR INTERCONNECTION SERVICE.

          Except as otherwise provided in this Agreement, the Producer shall compensate the Company for all reasonable costs, expenses and fees required to enable the Company to fulfill its obligations under this Agreement, including, without limitation, any tax liability, any costs of acquiring land necessary for the Company Interconnection Facilities and the costs and fees of all permits, licenses, franchises, or regulatory or other approvals necessary for the construction, modification, maintenance, and operation of any Company Interconnection Facilities. Notwithstanding anything in this Agreement to the contrary, Producer shall not be responsible under this Agreement for any costs arising from Company's provision of Interconnection Service to Producer associated with the Purchased

Assets, other than those costs specified in Sections 5.2 and 5.3 of this Agreement (including, but not limited to, any and all charges related to the separation of the Purchased Assets and the Excluded Assets as defined in the PSA and set forth in Schedules 2.1 and 2.1(c) of the PSA).

     5.2  COST RESPONSIBILITIES FOR NEW CONSTRUCTION OR MODIFICATIONS.

     Subject to current FERC policy and FERC review and approval of the costs of incremental transmission expansion and to the extent not otherwise subject to an applicable agreement or tariff of the PJM OI or PJM Interconnection, L.L.C., the Producer shall reimburse the Company for all reasonable costs incurred for modifications, additions or replacements made to the Company Interconnection Facilities and the Transmission System related to any modifications or additions to, or replacements of, the Producer's Generating Facilities; provided, however, that Producer shall not be obligated to reimburse the cost of such modifications, additions or replacements, or any part or allocable portion thereof, which is both deemed to be a part of the Transmission System and not needed solely for the purposes of connecting and delivering energy and capacity produced by modifications or additions to, or replacements of, the Producer's Generating Facilities.

     5.3  COST RESPONSIBILITIES FOR LOCAL SERVICES.

          5.3.1 Each Party shall be responsible for the costs for services provided to the other Party in Sections 3.8 and 3.9 as set forth in those sections.

          5.3.2 For services which have identified price/rate schedules set forth herein, said payment shall be in accordance with said schedules as in effect from time to time. For services which require reimbursement but do not have identified price/rate schedules, the Parties shall use reasonable efforts to agree upon the price/rate to be paid prior to the performance or provision of said services.

     5.4  BILLING PROCEDURES.

          5.4.1 General. Within a reasonable time after the first day of each month, each Party shall prepare an invoice for those reimbursable services provided to the other Party under this Agreement during the preceding month.

          5.4.2 Each invoice shall delineate the month in which the services were provided, shall fully describe the services rendered, and shall be itemized to reflect the services performed or provided.

          5.4.3 The invoice shall be paid within thirty (30) days of issuance. All payments shall be made in immediately available funds payable to the other Party, or by wire transfer to a bank name and account designated by the invoicing Party.

          5.4.4 Disputed amounts shall be placed in an interest-bearing escrow account, subject to resolution.

     5.5  PAYMENT OF INVOICES.

     Payment of an invoice shall not relieve the paying Party from any responsibilities or obligations it has under this Agreement, nor shall such payment constitute a waiver of any claims arising hereunder.

     5.6  INTEREST ON UNPAID BALANCES.

     Interest on any unpaid amounts (including amounts placed in escrow) shall be calculated in accordance with the methodology specified for interest on refunds in FERC's regulations at 18 C.F.R. Section 35.19a(a)(2)(iii). Interest on delinquent amounts shall be calculated from the due date of the bill to the date of payment. When payments are made by mail, bills shall be considered as having been paid on the date of receipt by the other Party.

     5.7  DEFAULT.

          5.7.1 In the event either Party fails to make payment to the other Party on or before the due date, as described above, and such failure of payment is not corrected within thirty (30) calendar days after the Party notifies the Party in default to cure such failure, a default by said Party shall be deemed to exist and the provisions of Article 8.0 shall apply.

          5.7.2 In the event of a billing dispute between the Company and the Producer, each Party shall continue to provide services as long as the other Party (a) continues to make all payments not in dispute, and (b) pays into an escrow account the portion of the invoice in dispute, pending resolution of such dispute.

                                   ARTICLE 6
                                 DOCUMENTATION

     6.0  DOCUMENTATION.

          6.1  DRAWINGS.

               6.1.1 Drawings that exclusively describe the Producer's Generating Facilities and are not the proprietary information of third parties will be transferred by the Company to the Producer prior to the Closing Date. Drawings that exclusively describe the Company Facilities, including the Company Interconnection Facilities, will be retained by the Company. Drawings describing the Stations and the Company Facilities on the same drawing will be identified and marked as "common drawings." The Company shall retain a copy of the common drawings and shall provide a copy of same to the Producer prior to the Closing Date.

          6.12 Each Party shall be responsible for updates and corrections to its respective drawings and shall provide copies thereof to the other Party as soon as practicable after the updates or corrections are made. Before the Closing Date, the Parties shall develop mutually agreeable procedures for updating drawings.

          6.1.3 Except as otherwise noted on the document or drawing, the Company makes no representations as to the accuracy, detail, or completeness of the documents or drawings provided to the Producer at or before the Closing Date, and the Producer hereby releases the Company from any liability arising as a result of the Producer's use of such documentation or drawings.

                                   ARTICLE 7
                                CONFIDENTIALITY

7.0  CONFIDENTIALITY.

     7.1  CONFIDENTIALITY OF COMPANY.

          The Company shall hold in confidence, unless compelled to disclose by judicial or administrative process or other provisions of law, all documents and information furnished by the Producer in connection with this Agreement, except to the extent that such information or documents are (a) generally available to the public other than as a result of a disclosure by the Company, (b) available to the Company on a non-confidential basis prior to disclosure to the Company by the Producer, or (c) available to the Company on a non-confidential basis from a source other than the Producer, provided that such source is not known, and by reasonable effort could not be known, by the Company to be bound by a confidentiality agreement with the Producer or otherwise prohibited from transmitting the information to the Company by a contractual, legal or fiduciary obligation. The Company shall not release or disclose such information to any other person, except to its employees on a need-to-know basis, in connection with this Agreement who has not first been advised of the confidentiality provisions of this Section 7.1 and has agreed in writing to comply with such provisions. In no event shall such information be disclosed in violation of the requirements of FERC Orders 889 and 889A, and any successor thereto. The Company shall promptly notify the Producer if they receive notice or otherwise conclude that the production of any information subject to this Section 7.1 is being sought under any provision of law. The Company may utilize information subject to this Section 7.1 in any proceeding under Article 12, subject to a confidentiality agreement with the participants.

     7.2  CONFIDENTIALITY OF THE PRODUCER.

          The Producer shall hold in confidence, unless compelled to disclose by judicial or administrative process or other provisions of law, all documents and information furnished by the Company in connection with this Agreement, except to the extent that such information or documents are (a) generally available to the public other than as a result of a disclosure by the Producer, (b) available to the Producer on a non-confidential basis prior to disclosure to the Producer by the Company, or (c) available to the Producer on a non-confidential basis from a source other than the Company, provided that such source is not known, and by reasonable effort could not be known, by the Producer to be bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to the Producer by a contractual, legal or fiduciary obligation. The Producer shall not release or disclose such information to any other person, except its employees on a need-to-know basis in connection with this Agreement, who has not first been advised of the confidentiality provisions of this Section 7.2 and has agreed to comply in writing with such provisions. The Producer shall promptly notify the Company if it receives notice or otherwise concludes that the production of any information subject to this Section 7.2 is being sought under any provision of law. Producer may utilize information subject to this Section 7.2 in any proceeding under
Article 12, subject to a confidentiality agreement with the participants.

     7.3  CONFIDENTIALITY OF AUDITS.

     The independent auditor performing any audit, as referred to in Section 4.3, shall be subject to a confidentiality agreement between the auditor and the Party being audited. Such audit information shall be treated as confidential except to the extent that its disclosure is required by regulatory or judicial order, for reliability purposes pursuant to Good Utility Practice, pursuant to applicable FERC rules and regulations, as amended from time to time, or as required by the Company. Except as provided herein, neither Party will disclose the audit information to any third party without the other Party's prior written consent. Audit information in the possession of the Party not being audited shall be subject to all provisions of Article 7.

     7.4  REMEDIES.

     The Parties agree that monetary damages would be inadequate to compensate a Party for the other Party's breach of its obligations under this Article 7. Each Party accordingly agrees, subject to Section 18.0, that the other Party shall be entitled to equitable relief, by way of injunction or otherwise, if the first Party breaches or threatens to breach its obligations under this
Article 7, which equitable relief shall be granted without bond or proof of damages, and the receiving Party shall not plead in defense that there would be an adequate remedy at law.

                                   ARTICLE 8
                               EVENTS OF DEFAULT

8.0  EVENTS OF DEFAULT.

     8.1 Any one of the following shall constitute an event of default under this Agreement:

          (a)  The failure to pay any amount when due;

          (b) A breach of any material term or condition of this Agreement, including but not limited to any material breach of a representation, warranty or covenant made in this Agreement, including the attached Schedules. Failure by a Party to provide any required schedule, report or notice hereunder may constitute a material breach hereof if such failure is not cured within thirty
(30) days after notice to the defaulting Party;

          (c) The appointment of a receiver or liquidator or trustee for either Party or of any property of a Party, and such receiver, liquidator or trustee is not discharged within sixty (60) days;

          (d) The entry of a decree adjudicating a Party bankrupt or insolvent, and such decree is continued undischarged and unstayed for a period of sixty (60) days;

          (e) The filing of a voluntary petition in bankruptcy under any provision of any federal or state bankruptcy law by a Party; or

          (f) The failure or refusal of the Producer to permit the Company's representatives access to information, or to the Stations, as reasonably necessary for the Company to operate the Transmission System.

     8.2 (a) Upon the occurrence of an event of default, the Party not in default may give written notice of the default to the defaulting Party. Such notice shall set forth, in reasonable detail, the nature of the default and, where known and applicable, the steps necessary to cure such default. Except with respect to a payment default as described in Section 8.1(a), the defaulting Party shall have thirty (30) days following receipt of such notice either to (i) cure such default, or (ii) commence in good faith all such steps as are reasonable and appropriate to cure such default in the event such default cannot, in the reasonable judgment of such non-defaulting Party, be completely cured within such thirty (30) day period. With respect to the payment default described in Section 8.1(a), the defaulting party shall have ten (10) days from receipt of such default notice to cure such default.

          (b) If the defaulting Party fails to cure such default or take such steps as provided under subparagraph (a) above, this Agreement may be terminated by written notice to the Party in default hereof. This Agreement shall thereupon terminate and the non-defaulting Party may exercise all such rights and remedies as may be available to it to recover damages, subject to Article 18 of this Agreement, caused by such default.

          (c) Notwithstanding the foregoing, upon the occurrence of any such event of default, the non-defaulting Party shall be entitled (i) to commence an action to require the defaulting party to remedy such default and specifically perform its duties and obligations hereunder in accordance with the terms and conditions hereof, and (ii) to exercise such other rights and remedies as it may have at equity or at law.

     8.3 Notwithstanding anything in this Agreement to the contrary, in the event the Producer's failure to comply with the provisions of Sections 4.1 and
4.2 of this Agreement is reasonably likely to have an immediate and material adverse effect on the Company or the Transmission System, the Company shall have the right to take immediately all reasonable steps and/or to exercise immediately all remedies available under this Agreement, or at law or in equity, including the right, after providing as much notice as is practicable under the circumstances and complying with applicable FERC notice requirements regarding termination of service, to disconnect from the Transmission System any Station in connection with which Producer has so failed to comply with Sections 4.1 and 4.2 of this Agreement.

     8.4 Notwithstanding anything in this Agreement to the contrary, in the event the Company shall fail to comply with the provisions of Section 4.1 of this Agreement, and such failure is reasonably likely to have an immediate and material adverse effect on the Producer or one or more Stations, after providing as much notice to the Company as is practicable under the circumstances, the Producer shall have the right to take such action, at law or in equity, as is reasonably required to ensure Company's compliance with
Section 4.1.

                                   ARTICLE 9
                                INDEMNIFICATION

9.0  INDEMNIFICATION.

     9.1  PRODUCER'S INDEMNIFICATION.

     The Producer shall indemnify, hold harmless, and defend the Company, its parent and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between the Company and a third party or the Producer) for damage to property, injury to or death of any person, including the Company's employees or any third parties (collectively, "Company's Damages"), to the extent caused wholly or in part by any act or omission, negligent or otherwise, by the Producer and/or its officers, directors, employees, agents, and subcontractors arising out of or connected with the Producer's performance or breach of this Agreement, or the exercise by the Producer of its rights hereunder. In furtherance of the foregoing indemnification and not by way of limitation thereof, the Producer hereby waives any defense it might otherwise have under applicable workers' compensation laws.

     9.2  COMPANY'S INDEMNIFICATION.

     The Company shall indemnify, hold harmless, and defend the Producer, its parent and its Affiliates, as the case may be, and their respective officers, directors, employees, agents, contractors, subcontractors, invitees, successors and permitted assigns from and against any and all claims, liabilities, costs, damages, and expenses (including, without limitation, reasonable attorney and expert fees, and disbursements incurred by any of them in any action or proceeding between the Producer and a third party or the Company) for damage to property, injury to or death of any person, including the Producer's employees or any third parties (collectively, "Producer's Damages"), to the extent caused wholly or in part by any act or omission, negligent or otherwise, by the Company and/or their officers, directors, employees, agents, contractors, subcontractors and invitees arising out of or connected with the Company's performance or breach of this Agreement, or the exercise by the Company of their rights hereunder. In furtherance of the foregoing indemnification and not by way of limitation thereof, the Company hereby waives any defense they might otherwise have under applicable workers' compensation laws.

     9.3  INDEMNIFICATION PROCEDURES.

     If either Party intends to seek indemnification under this Article 9.0 from the other Party, the Party seeking indemnification shall give the other Party notice of such claim within ninety (90) days of the commencement of, or the Party's actual knowledge of, such claim or action. Such notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the claim that has been, or may be sustained by, said Party. To the extent that the other Party will have been actually and materially prejudiced as a result of the failure to provide such notice, such notice will be a condition precedent to any liability of the other Party under the provisions for indemnification contained in this Agreement. Neither Party may settle or compromise any claim without the prior consent of the other Party; provided, however, said consent shall not be unreasonably withheld or delayed.

     9.4  SURVIVAL.

     The indemnification obligations of each Party under this Article 9.0 shall continue in full force and effect regardless of whether this Agreement has either expired or been terminated or canceled.

                                   ARTICLE 10
                                   INSURANCE

10.0 INSURANCE.

     10.1 The Parties agree to maintain, at their own cost and expense, fire, liability, worker's compensation, and other forms of insurance relating to their property and facilities in the manner, and amounts, and for the durations set forth in Schedule B to this Agreement, as both Parties may, from time-to-time, agree to amend.

     10.2 The Parties agree to furnish each other with certificates of insurance evidencing the insurance coverage set forth in Schedule B, and the Parties agree to notify and send copies to the other of any policies maintained hereunder written on a "claims made" basis. Each Party may require the other Party to maintain tail coverage for five years on all policies written on a "claims made" basis.

     10.3 Every contract of insurance providing the coverages required in Schedule B shall contain the following or equivalent clause: "no reduction, cancellation or expiration of the policy shall be effective until ninety (90) days from the date written notice thereof is actually received by said Party." Upon receipt of any notice of reduction, cancellation or expiration, the Party shall immediately notify the other Party in accordance with Article 19.

     10.4 Each Party, and its Affiliates, shall be named as additional insureds on the general liability insurance policies set forth in Schedule B as regards liability under this Agreement.

                                   ARTICLE 11
                                 FORCE MAJEURE

11.0 FORCE MAJEURE.

     11.1 Notwithstanding anything in this Agreement to the contrary, neither the Producer nor the Company shall be liable in damages, or otherwise responsible to the other Party, for its failure to carry out any of its obligations under this Agreement, other than any obligation to pay an amount when due, if and only to the extent that it is unable to so perform or is prevented from performing by an event of force majeure.

         11.2 The term "force majeure" as used herein means those causes beyond the reasonable control of the Party affected, which by the exercise of reasonable diligence, including Good Utility Practice, that Party is unable to prevent, avoid, mitigate, or overcome, including the following: any act of God, labor dispute (including a strike), act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, electric system disturbance, order, regulation or restriction imposed by governmental, military or lawfully-established civilian authorities, or any other cause of a similar nature beyond a Party's reasonable control.

         11.3 If a Party shall rely on the occurrence of an event or condition described above as a basis for being excused from performance of its obligations under this Agreement, then the Party relying on the event or condition shall (a) provide prompt written notice of such force majeure event to the other Party, including an estimation of its expected duration and the probable impact on the performance of its obligation hereunder; (b) exercise all reasonable efforts in accordance with Good Utility Practice to continue to perform its obligations under this Agreement; (c) expeditiously take action to correct or cure the event or condition excusing performance, provided, however, that settlement of labor disputes will be completely within the sole discretion of the Party affected by such labor dispute; (d) exercise all reasonable efforts to mitigate or limit damages to the other Party; and (e) provide prompt notice to the other Party of the cessation of the event or condition giving rise to its excuse from performance. All performance obligations hereunder shall be extended by a period equal to the term of the resultant delay.

                                   ARTICLE 12
                                    DISPUTES

12.0 DISPUTES.

         12.1 Any claim or dispute, which either Party may have against the other, arising out of the Agreement shall be submitted in writing to the other Party not later than sixty (60) days after the circumstances which gave rise to the claim or dispute have taken place. The submission of any claim or dispute shall include a concise statement of the question or issue in dispute, together with relevant facts and documentation to fully support the claim.

         12.2 If any such claim or dispute arises, the parties shall use their best efforts to resolve the claim or dispute, initially through good faith negotiations or upon the failure of such negotiations, through Alternative Dispute Resolution ("ADR") techniques in accordance with the Model Procedure for Mediation of Business Disputes as published by the Center for Public Resources; however, either Party may terminate its participation in ADR during any stage of ADR and proceed under section 12.3.

     12.3 If any claim or dispute arising hereunder is not resolved pursuant to Section 12.2, either Party may, upon giving the other Party at least ten
(10) days prior written notice, initiate litigation to submit such claim or dispute for decision by a court of competent jurisdiction.

                                   ARTICLE 13
                                REPRESENTATIONS



13.0 REPRESENTATIONS.

     13.1 REPRESENTATIONS OF THE COMPANY.

     The Company represents and warrants to the Producer as follows:

          13.1.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and the Company has the requisite corporate power and authority to carry on its businesses as now being conducted.

          13.1.2 Authority Relative to this Agreement. The Company has the requisite power and authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of each by this Agreement. This execution and delivery of this Agreement and the actions it contemplates have been duly and validly authorized by all required corporate action. The Agreement has been duly and validly executed and delivered by the Company and, assuming that it is duly and validly executed and delivered by the producer, constitutes valid and binding Agreement of the Company.

          13.1.3 Regulatory Approval. The Company has obtained any and all approvals of, and given any notices to, any public authority that are required for the Company to execute and deliver this Agreement.

          13.1.4 Compliance With Law. The Company represents and warrants that it is not in violation of any applicable law, statute, order, rule, regulation or judgment promulgated or entered by any federal, state, or local governmental authority, which violation would affect the Company's performance of its obligations under this Agreement. The Company represents and warrants that it will comply with all applicable material laws, rules, regulations, codes, and standards of all federal, state, and local governmental agencies having jurisdiction over the Company or the transactions under this Agreement.

     13.2 REPRESENTATIONS OF THE PRODUCER.

     The Producer represents and warrants to the Company as follows:

          13.2.1 Organization. Each of Sithe Pennsylvania Holdings LLC and Sithe Maryland Holdings LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of Delaware, and each has the requisite corporate power and authority to carry on its business as now being conducted.

          13.2.2 Authority Relative to this Agreement. Each of Sithe Pennsylvania Holdings LLC and Sithe Maryland Holdings LLC has the requisite power and authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the actions it contemplates have been duly and validly authorized by all required corporate action. This Agreement has been duly and validly executed and delivered by the Producer and, assuming that it is duly and validly executed and delivered by the Company, constitutes a valid and binding Agreement of the Producer.

          13.2.3 Regulatory Approval. The Producer has obtained any and all approvals of, and given any notices to, any public authority that are required for the Producer to execute and deliver this Agreement.

          13.2.4 Compliance With Law. The Producer represents and warrants that is not in violation of any applicable, law, statute, order, rule, regulation or judgment promulgated or entered by any federal, state, or local governmental authority, which violation would affect Producer's performance of its obligations under this Agreement. The Producer represents and warrants that it will comply with all applicable laws, rules, regulations, codes, and standards of a federal, state, and local governmental agencies having jurisdiction over the Producer or the transactions under this Agreement.

     13.3 REPRESENTATIONS OF BOTH PARTIES.

          The representations and warranties in Sections 13.1.4 and 13.2.4 shall continue in full force and effect for the term of this Agreement.

                                   ARTICLE 14
                    ASSIGNMENT/CHANGE IN CORPORATE IDENTITY

14.0 ASSIGNMENT/CHANGE IN CORPORATE IDENTITY.

     14.1 This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned, except to an Affiliate or successor, by either Party hereto, whether by operation of law or otherwise, without the prior written consent of the other Party, which consent may not be unreasonably withheld or delayed. Any assignment of this Agreement in violation of the foregoing shall be, at the option of the non-assigning Party, void. Notwithstanding the foregoing, (i) Producer may assign all of its rights and obligations hereunder to any Affiliate of the Producer which acquires all, or substantially all, of the Producer's interest in the Stations, and upon the Company's receipt of notice from Producer of any such assignment, such assignee will be deemed to have assumed, ratified, agreed to be bound by and perform all such obligations, and all references herein to "Producer" shall thereafter be deemed to be references to such assignee, in each case without the necessity for further act or evidence by the Parties hereto or such assignee, (ii) Producer may assign its rights and obligations hereunder which relate to any particular Station to any Affiliate of Producer which acquires all or substantially all of Producer's interest in such Station, and upon the Company's receipt of notices from Producer of any such assignment, such assignee will be deemed to have assumed, ratified and agreed to be bound by and perform such obligations, and all reference herein to Producer relative to such Station shall thereafter be deemed to be references to such assignee, in each case without the necessity for further acts or evidence by the Parties hereto or such assignee, and (iii) Producer or its permitted assignee may assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee or lending institution for the purposes of financing or refinancing the Producer's Generating Facilities, including upon or pursuant to the exercise of remedies with respect to such financing or refinancing, or by way of assignments, transfers, pledges, or other dispositions in lieu thereof, provided, however, that no such assignment described in (i), (ii) or (iii) of this Section 14.1 shall relieve or discharge the Assignor from any of its obligations hereunder. The Company agrees to execute and deliver, at the Producer's expense, such documents as may be reasonably necessary to accomplish any such assignment, transfer, pledge, or other disposition of rights hereunder for purposes of the financing or refinancing of the Producer's Generating Facilities, so long as the Company's rights under this Agreement are not thereby altered, amended, diminished or otherwise impaired.

     14.2 No assignment, transfer, conveyance, or disposition of rights or obligations under this Agreement by a Party shall relieve that Party from full liability and financial responsibility for the performance thereof after any such transfer, assignment, conveyance, or disposition unless and until the transferee or assignee shall agree in writing to assume the obligations and duties of that Party under this Agreement.

                                   ARTICLE 15
                                 SUBCONTRACTORS

15.0 SUBCONTRACTORS.

     15.1 Nothing in this Agreement shall prevent a Party from utilizing the services of such subcontractors as it deems appropriate to perform its obligations under this Agreement; provided, however, that each Party shall require its subcontractors to comply with all applicable terms and conditions of this Agreement in providing such services.

     15.2 The creation of any subcontractor relationship shall not relieve the hiring Party of any of its obligations under this Agreement. Each Party shall be fully responsible to the other Party for the acts and/or omissions of any subcontractor it hires as if it itself had acted and/or omitted to act. Any applicable obligation imposed by this Agreement upon a Party shall be equally binding upon, and shall be construed as having application to, any subcontractor of such Party.

                                   ARTICLE 16
                                LABOR RELATIONS

16.0 LABOR RELATIONS.

     The Company and the Producer agree to immediately notify the other Party, verbally and then in writing, of any labor dispute or anticipated labor dispute of which its management has actual knowledge that might reasonably be expected to affect the operations of the other Party with respect to this Agreement.

                                   ARTICLE 17
                         INDEPENDENT CONTRACTOR STATUS

17.0 INDEPENDENT CONTRACTOR STATUS.

     Nothing in this Agreement shall be construed as creating any relationship between the Company and the Producer other than that of independent contractors.

                                   ARTICLE 18
                            LIMITATION OF LIABILITY

18.0 LIMITATION ON DAMAGES.

     Except for indemnity obligations set forth in Article 9, neither the Company nor the Producer, nor their respective officers, directors, agents, employees, parents, affiliates, or successors or assigns of any of them, shall be liable to the other Party or its parent, subsidiaries, affiliates, officers, directors, agents, employees, successors or assigns for claims, suits, actions or causes of action for incidental, punitive, special, indirect, multiple or consequential damages (including, without limitation, attorneys' fees or litigation costs) connected with, or resulting from, performance or non-performance of this Agreement, or any actions undertaken in connection with or related to this Agreement, including, without limitation, any such damages which are based upon causes of action for breach of contract, tort (including negligence and misrepresentation), breach of warranty or strict liability. The provisions of this Section 18.0 shall apply regardless of fault and shall survive termination, cancellation, suspension, completion, or expiration of this Agreement.

                                   ARTICLE 19
                                    NOTICES

19.0 NOTICES.

     19.1 On or prior to the Closing Date, each Party shall indicate to the other Party, by notice, the appropriate person and their telephone numbers during each eight hour work shift to contact in the event of an Emergency, a scheduled or forced interruption, or reduction in services. The notice last received by a Party shall be effective until modified in writing by the other Party.

     19.2 All notices, requests, claims, demands, invoices, and other communications hereunder shall be in writing and shall be given (and except as otherwise expressly provided herein, will be deemed to have been duly given if so given) by hand delivery, cable, telecopy (confirmed in writing) or telex, or by mail (registered or certified, postage prepaid) to the respective Parties as follows:

     If to the Company:

          GPU Energy
          2800 Pottsville Pike
          P.O. Box 16001
          Reading, PA 19640-0001
          Attention: Bradley J. Breidinger
          Phone: (610) 921-6971
          Fax: (610) 939-8537

     If to the Producer:

          Sithe Pennsylvania Holdings LLC
          1001 Broad Street
          Johnstown PA 15907
          Attention: Georgia Stenger, fax: (814) 533-8806

          Sithe Maryland Holdings LLC
          c/o Deep Creek Station
          14 River View Terrace
          Oakland, MD 21550
          Attention: Dick Imler, General Manager, fax: (301) 387-5809

     with a copy to:

          Sithe Energies, Inc.
          335 Madison Avenue
          28th Floor
          New York, New York 10017
          Attention: General Counsel, fax (212) 351-0805

or such other address as is furnished in writing by such Party; and any such notice or communication shall be deemed to have been given as of the date so mailed.

                                   ARTICLE 21
                                    HEADINGS

20.0     HEADINGS.

         The descriptive headings of the Articles and Sections of this Agreement have been inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

                                   ARTICLE 21
                                     WAIVER

21.0     WAIVER.

         Except as otherwise provided in this Agreement, any failure of a Party to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled to the benefit thereof only by written instrument signed by such Party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first Party to comply with such obligation, covenant, agreement, or condition.

                                   ARTICLE 22
                                  COUNTERPARTS

22.0 COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, all of which will be considered one and the same Agreement.


                                   ARTICLE 23
                         GOVERNING LAW AND CONSTRUCTION

23.0 GOVERNING LAW AND CONSTRUCTION.

     23.1 Laws and Regulations.

     This Agreement and all rights, obligations, and performances of the Parties hereunder, are subject to all applicable federal and state laws, and to all duly-promulgated orders and other duly authorized action of governmental authorities having jurisdiction.

     23.2 When not in conflict with or preempted by federal law, this Agreement will be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof. Except for those matters covered in this Agreement and jurisdictional to FERC or the appellate courts having jurisdiction over FERC matters, any action arising out of or concerning this Agreement must be brought in the courts (state or federal) of the Commonwealth of Pennsylvania. Both Parties hereby consent to the exclusive jurisdiction of the Commonwealth of Pennsylvania for the purpose of hearing and determining any action not preempted by federal law.


                                   ARTICLE 24
                                  SEVERABILITY

24.0 SEVERABILITY.

     In the event that any of the provisions of this Agreement are held to be unenforceable or invalid by any court or regulatory authority of competent jurisdiction, the Parties shall, to the extent possible, negotiate an equitable adjustment to the provisions of this Agreement, with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions hereof shall not be affected by such holding.

                                   ARTICLE 25
                                   AMENDMENTS

25.0 AMENDMENTS.

     25.1 Except as provided in Article 2, above, and Section 25.2, below:

          25.1.1 The rates, terms, and conditions contained in this Agreement are not subject to change under Sections 205 or 206 of the Federal Power Act, as either section may be amended or superseded, absent the mutual written agreement of the Parties. It is the intent of this Section 25.1.1 that, to the maximum extent permitted by law, the rates, terms and conditions in this Agreement shall not be subject to change, regardless of whether such change is sought (a) by the FERC acting sua sponte on behalf of a Party or third party, (b) by a Party, (c) by a third party, or (d) in any other manner.

     25.2 Either Party shall have the right at any time after the five year period immediately following the Closing Date to make a unilateral filing with the FERC to modify this Agreement pursuant to Section 205 or Section 206 or any other applicable provision of the Federal Power Act and the FERC's rules and regulations thereunder; provided that, no such filing may be made to modify (i) the provisions of this Agreement in Sections 3.4.6 and 5.2 regarding compensation of the Company for costs associated with modifications, additions or replacements made to the Company Interconnection Facilities or the Transmission System related to any additions, modifications or replacements to the Producer's Generating Facilities, or (ii) the provisions of this Agreement limiting the liability, warranties and guaranties of the Parties, and releasing claims against the Parties, set forth in Sections 3.1.4, 3.1.5 and Article 18, and provided further that, the other Party shall have the right to oppose any such filing and to participate fully in any proceeding established by the FERC to address such amendments.

     25.3 Except to the extent an amendment hereof is ordered in a proceeding commenced by a filing permitted hereby, the Agreement may be amended, modified or supplemented only by a written agreement duly executed by the Company and the Producer.

                                   ARTICLE 26
                                ENTIRE AGREEMENT

26.0 ENTIRE AGREEMENT.

     This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof or thereof, and supersedes any and all previous understandings, oral or written, which pertain to the subject matter contained herein or therein.

                                   ARTICLE 27
                          NO THIRD PARTY BENEFICIARIES

27.0 NO THIRD PARTY BENEFICIARIES.

     Nothing in this Agreement, express or implied, is intended to confer on any person, other than the Parties, any rights or remedies under or by reason of this Agreement.

                                   ARTICLE 28
                                   CONFLICTS

28.0 CONFLICTS.

     Notwithstanding any provision of this Agreement to the contrary, this Agreement shall not affect any of the Producer's and the Company's respective rights and obligations under (a) the PJM Tariff, and related agreements, (b) the Easement Agreement, or (c) applicable FERC orders, regulations or policy (such agreements, orders, regulations, and tariffs referred to collectively as the "Ancillary Documents"). In the event of a conflict between any provision of this Agreement and any provision of one or more Ancillary Documents, which conflict is not permissible or has not been waived by the appropriate regulatory agency and/or the Parties, the provision of the Ancillary Document shall control.

                                   ARTICLE 29
                               FURTHER ASSURANCES

29.0 FURTHER ASSURANCES.

     The Parties hereto agree to execute and deliver promptly, at the expense of the Party requesting such action, any and all other and further information, instruments and documents that may be reasonably requested in order to effectuate the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Interconnection Agreement as of the date first above written.


                                        PENNSYLVANIA ELECTRIC COMPANY
                                           d/b/a GPU Energy

                                           /s/
                                        -----------------------------------
                                        Name:
                                        Title: Vice President and Treasurer


                                        SITHE MARYLAND HOLDINGS LLC



                                        -----------------------------------
                                        Name:
                                        Title:


                                        SITHE PENNSYLVANIA HOLDINGS LLC



                                        -----------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Amended and Restated Interconnection Agreement as of the date first above written.


                                        PENNSYLVANIA ELECTRIC COMPANY
                                            d/b/a GPU Energy

                                        ---------------------------------------
                                        Name:
                                        Title:

                                        SITHE MARYLAND HOLDINGS LLC

                                        /s/ SONDRA MANILLA
                                        ---------------------------------------
                                        Name: Sondra Manilla
                                        Title: VP & Treasurer

                                        SITHE PENNSYLVANIA HOLDINGS LLC

                                        /s/ SONDRA MANILLA
                                        ---------------------------------------
                                        Name: Sondra Manilla
                                        Title: VP & Treasurer

                                   SCHEDULE A

                               BLOSSBURG STATION

                           INTERCONNECTION FACILITIES

1    Description of Points of Interconnection

         1.1      Points of Interconnection

 STATION                      POINTS OF INTERCONNECTION               OWNED BY
 -------                      -------------------------               --------
Blossburg           3.4kV #1 Transformer motor-operated air break     Producer
                    (MOAB) switch at the 34.5kV Bus

         1.2      Drawings Showing Points of Interconnection

                  1.2.1 Drawing No. B-766, Revision 2. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer

         2.1 The following equipment located within the substation is to be transferred to the Producer:

                  2.1.1    34.5kV #1 Transformer motor-operated air break
                           (MOAB) switch, including associated support structures, conduits and cabling.

3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:

                  3.2.1 The Company shall have access to the Producer's equipment for revenue metering at the Points of Interconnection.

4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                  4.1.1 34.5kV circuit breakers and bus side disconnect switches

         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1    34.5kV #1 Transformer MOAB switch

                  4.2.2    120/240 VAC Panelboard #2

                  4.2.3    125 VDC Panelboard #2

5        Producer Provided Local Services

         5.1      Station Service Power

                  5.1.1 The Producer shall provide the Company, at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to Closing. The Producer shall Maintain all Secondary System service power cables, up to the first terminal point in the Company equipment.



                             Blossburg Station - 1

         5.2      Control Cables

                  5.2.1 The Producer shall Maintain all control cables necessary for the Company's control, protection and metering purposes, between the Producer's Purchased Assets and the Company's substation control house, up to the first terminal point in the Company equipment. (As a note of clarification, the Producer is responsible for all control cables that run between the power plant and the substation regardless of whether the Company and/or the Producer use the cables. If trouble occurs, the Party who uses the cable shall be responsible to trouble shoot the line to determine the cause of the problem.)

6        Company Provided Local Services

         6.1      The Company will provide no local services at this location.

7        Operating Requirements

         7.1      Current and Potential Circuits

                  7.1.1 The Producer and the Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the combustion turbine or the 34.5 kV distribution system in accordance with Section 3.13.1 of the Interconnection Agreement.

                  7.1.2 In particular, this shall include the current transformers in these locations:

                           7.1.2.1 34.5 kV #1 Transformer, for 34.5 kV bus differential relaying.

                  7.1.3 In particular, this shall include the potential transformers in these locations:

                           7.1.3.1  34.5 kV #1 Bus

         7.2      Protective Relaying

                  7.2.1 The Producer will Maintain those protective relays and controls associated with the Producer's Purchased Assets, including the #1 Step-up transformer and MOAB switch, which are located on the relay panels in the substation control house.

         7.3      Transmission Operating Requirements

                  7.3.1 There are no specific operating requirements imposed by the Transmission System at this Generating Plant.

8        Metering

         8.1 Meter Compensation: The meters at this Station are not physically located at the Points of Interconnection. Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.

         8.2      Meter Locations and Points of Interconnection

                  8.2.1 Combustion Turbine Net Generation: The net output from the Turbine-Generator will be determined at the Point of Interconnection, with compensation for the #1 Step-up transformer losses, subtracting the unit station service use when the unit is generating.

                           8.2.1.1  Location: Turbine-Generator

                           8.2.1.2  Meter type: Bi-directional

                           8.2.1.3  Voltage: 13.8 kV

                           8.2.1.4  Compensation: #1 Step-up transformer losses

                           8.2.1.5 Point of Interconnection: 34.5 kV #1 Transformer motor-operated air break (MOAB) switch at the 34.5 kV Bus.


                             Blossburg Station - 2

                  8.2.2 Back-up station service: This service will be metered at the secondary side of the 34.5 kV - 480/277-volt station service transformer bank, using self-contained metering.

9        Pool Controlled Facilities (PCF)

         9.1      There are no Pool Controlled Facilities serving this location.

10       Unit Operation Information

         10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The producer is responsible for maintaining the cables and auxi1iary equipment required to provide this information.

         10.2     Status Points

                  10.2.1   13.8 kV Generator circuit breaker

                  10.2.2   34.5 kV #1 Transformer MOAB (Open)

                  10.2.3   34.5 kV #1 Transformer MOAB (Close)

         10.3     Accumulator Points

                  10.3.1   Total Generation (MWH)

         10.4     Analog Points

                  10.4.1   Total Generation (MW)

                  10.4.2   Total Generation (MVAR)



                              Blossburg Station - 3

                                   SCHEDULE A

                            DEEP CREEK HYDRO STATION

                           INTERCONNECTION FACILITIES



1        Description of Points of Interconnection

         1.1      Points of Interconnection


 STATION                POINTS OF INTERCONNECTION               OWNED BY
 -------                -------------------------               --------
Deep Creek      115 kV Deep Creek-Pen Mar transmission line     Company
                at its attachment point to the substation superstructure.


         1.2      Drawings Showing Points of Interconnection

                  1.2.1 GPU Energy Drawing No. B-2136, Revision 10. (Points of Interconnection are labeled as "PI".)


2        Substation Equipment to be retained by Company

         2.1      The following equipment is to be retained by the Company:

                  2.1.1 115kV Transmission line, including support structures, hardware, conductors and associated carrier wave trap.


3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to its Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:

                  3.2.1 The Company shall have access to the Producer's equipment for revenue metering at the Point of Interconnection.


4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                  4.1.1 115 kV Deep Creek circuit breaker and line side disconnect switch at Pen Mar Substation

         4.2 The following Producer's Purchased Assets will be jointly operated:


                  4.2.1 115 kV #1 Transformer circuit breaker and bus side disconnect switch

                  4.2.2 115 kV #2 Transformer circuit breaker and bus side disconnect switch

                  4.2.3    250-volt DC distribution panel


5        Producer Provided Local Services

         5.1      Building Services

                  5.1.1 The Producer shall provide the Company, at no cost, heating, ventilation, lighting and other building services for those Excluded Assets within the Producer's Purchased Assets, as and to the extent provided immediately prior to Closing.





                             Deep Creek Station - 1

         5.2      Station Service Power

                  5.2.1 The Producer shall provide the Company, at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to Closing.

         5.3      Control Cables

                  5.3.1 The Producer shall Maintain all control cables necessary for the Company's control, protection and metering purposes, up to the first termination point in the Company equipment. (As a note of clarification, the Producer is responsible for all control cables that run between the power plant and the substation regardless of whether the Company and/or the Producer uses the cables. If trouble occurs, the Party who uses the cable shall be responsible to trouble shoot the line to determine the cause of the problem.)

6        Company Provided Local Services

         6.1      The Company will provide no local services.

7        Operating Requirements

         7.1      Station Service

                  7.1.1 The Producer shall consult with the Company to coordinate the timing and nature of operations that might reasonably be expected to affect the continuous supply of Secondary System service power to the Company's transmission line protection equipment.

         7.2      Current and Potential Circuits

                  7.2.1 The Producer and the Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the generating units, substation or transmission line in accordance with Section 3.13.2 of the Interconnection Agreement.

                  7.2.2 In particular, this shall include the current and potential transformers in these locations:

                           7.2.2.1  115 kV #1 transformer circuit breaker

                           7.2.2.2  115 kV #2 transformer circuit breaker

                           7.2.2.3  115 kV bus potential

         7.3      Transmission Line Protection Equipment

                  7.3.1 The Company will Maintain the carrier equipment for protection of the 115 kV transmission line that is located within the Producer's Remote Terminal Unit
                           (RTU). The Producer will not alter or interrupt any wiring associated with the carrier equipment.

         7.4      Transmission Operating Requirements

                  7.4.1 System Restoration: Deep Creek Station can supply black start energy to the 115 kV transmission system. In the event that a system-wide blackout occurs, the station may be called upon to provide an initial source of energy for the restoration of the Company and regional transmission systems. When requested, the Producer will start the generating units and coordinate their operation with the Transmission Operators.

8        Metering

         8.1 Meter Compensation: The meters at this Generating Plant are not physically located at the Points of Interconnection. Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.




                             Deep Creek Station - 2

               8.2   Meter Locations and Points of Interconnection

                     8.2.1 Station Net Generation: The net output will be determined at the Point of Interconnection from the gross output of the #1 & 2 generators, with compensation (fixed and variable) for the generator step-up transformer losses. The station service usage registered on the two station service meters will be totalized with the generator net output metering.

                             8.2.1.1   Location: Unit #1 & 2 generators

                             8.2.1.2   Meter type: Bi-directional

                             8.2.1.3   Voltage: 12kV

                             8.2.1.4   Compensation: #1 generator step-up
                                       transformer and #2 generator step-up
                                       transformer losses.

         9     Pool Controlled Facilities (PCF)

               9.1   115kV Line "SDC": Deep Creek to Penn Mar Substation

         10    Unit Operation Information

               10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The producer is responsible for maintaining the cables and auxiliary equipment required to provide this information.

               10.2  Status Points

                     10.2.1  115kV #1 Generator circuit breaker

                     10.2.2  115kV #2 Generator circuit breaker


               10.3  Accumulator Points

                     10.3.1  Generator #1 (MWH)

                     10.3.2  Generator #2 (MWH)

               10.4  Analog Points

                     10.4.1  115kV Bus voltage

                     10.4.2  Generator #1 (MW)

                     10.4.3  Generator #1 (MVAR)

                     10.4.4  Generator #2 (MW)

                     10.4.5  Generator #2 (MVAR)



                             Deep Creek Station - 3

                                   SCHEDULE A

                                 PINEY STATION

                           INTERCONNECTION FACILITIES

1.       Description of Points of Interconnection
         1.1      Points of Interconnection

STATION                  POINTS OF INTERCONNECTION                       OWNED BY
-------                  -------------------------                       --------
Piney     #3 Transformer 12 kV feeder circuit disconnect switch (to      Company
          be installed)

          #4 Transformer 12 kV feeder circuit disconnect switch (to      Company
          be installed)

          Garage & Picnic Area 19.9/7.2 kV Transformer, up to and        Producer
          including the transformer primary fused disconnect.

          240/120 VAC emergency feed to dam portal house from            Producer
          the substation station service, up to the circuit breaker in the substation yard.

         1.2      Drawings Showing Points of Interconnection
                  1.2.1 Drawing No. A-15587, Revision 26. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer
         2.1 There is no substation equipment to be transferred to the Producer at this location.

3        Company Access to Producer's Purchased Assets
         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.
         3.2 Specifically, this shall include, but not limited to, the following:
                  3.2.1 The Company will Maintain the 12 kV overcurrent and differential protective relays for the #3 & 4 transformers, which are located in the Producer's 12 kV switchgear in the main plant building. The Producer is not to interrupt or modify any control wiring associated with these relaying schemes.

4        Joint Use Facilities
         4.1 The following Interconnection Facilities will be jointly operated:
                  4.1.1 115 kV #3 Transformer oil circuit breaker and associated transformer side disconnect switches.
                  4.1.2 115 kV #4 Transformer oil circuit breaker and associated transformer side disconnect switches.
                  4.1.3 12 kV #3 Transformer disconnect switch (to be installed)
                  4.1.4 12 kV #4 Transformer disconnect switch (to be installed)


                               Piney Station - I

         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1    12 kV #3 Transformer circuit breaker

                  4.2.2    12 kV #4 Transformer circuit breaker

                  4.2.3 19.9 kV Garage & Picnic Area Transformer fused disconnect switch

                  4.2.4    250 volt DC Distribution panel

5        Producer Provided Local Services

         5.1      Building Services

                  5.1.1 The Producer shall provide the Company, at no cost, heating, ventilation, lighting and other building services for those Excluded Assets within the Producer's Purchased Assets, as and to the extent provided immediately prior to Closing.

         5.2      Station Service Power

                  5.2.1 The Producer shall provide the Company, at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to Closing.

         5.3      Control Cables

                  5.3.1 The Producer shall Maintain all control cables within the main plant building necessary for the Company's control, protection and metering purposes, between the Producer's Purchased Assets and the Company's equipment, up to the first terminal point in the Company equipment.

6        Company Provided Local Services

         6.1      Substation Control Cables

                  6.1.1 The Company shall Maintain all control cables between the substation and the main plant building, up to the first termination point in the main plant building.

7        Operating Requirements

         7.1      Current and Potential Circuits

                  7.1.1 The Producer and Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the substation or generating units in accordance with Section 3.13.1 of the Interconnection Agreement.

                  7.1.2 In particular, this shall include the current transformers in these locations:

                           7.1.2.1  12 kV #3 Transformer circuit breaker

                           7.1.2.2  12 kV #4 Transformer circuit breaker

         7.2      Transformer 12 kV Disconnect Switches

                  7.2.1 The Company will Maintain the 12 kV disconnect switches for the #3 & 4 transformers, as to be installed on the Producer's structure which carries the 12 kV overhead conductors from the plant to the substation. In the event of a cable or switchgear problem, the Producer shall notify the Company. At its discretion, the Company will open the disconnect switches and restore the affected 115/34.5/12 kV transformer to service.

         7.3      125-VDC Battery and Charger

                  7.3.1 The Company will Maintain the 125-volt DC battery, battery charger and associated cables, located in the main plant building, for its primary use.

         7.4      250-VDC Battery and Charger

                  7.4.1 The Producer will Maintain the 250-volt DC battery, battery charger and associated cables, located in the main plant building, for common use by the Producer and Company.

         7.5      Transmission Operating Requirements



                               Piney Station - 2

                  7.5.1 System Restoration: Piney Station can supply black start energy to the Transmission system. In the event that a system-wide blackout occurs, the station may be called upon to provide an initial source of energy for the restoration of the Company and regional transmission systems. When requested, the Producer will start the generating units and coordinate their operation with the Transmission Operators.

8        Metering

         8.1 Meter Compensation: The meters at this Generating Plant are not physically located at the Points of Interconnection. Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection

         8.2      Meter Locations and Points of Interconnection

                  8.2.1 #3 Transformer: The net output via the #3 Transformer will be determined at the Point of Interconnection with compensation for #3 Transformer tertiary losses.

                           8.2.1.1 Location: Producer's 12 kV switchgear (#3 transformer circuit breaker).

                           8.2.1.2  Meter type: Bi-directional

                           8.2.1.3  Voltage: 12 kV

                           8.2.1.4 Compensation: #3 Transformer tertiary and 12 kV line losses.

                           8.2.1.5  Point of Interconnection: 12 kV #3
                                    Transformer disconnect switch

                  8.2.2 #4 Transformer: The net output via the #4 Transformer will be determined at the Point of Interconnection with compensation for #4 Transformer tertiary losses.

                           8.2.2.1 Location: Producer's 12 kV switchgear (#4 transformer circuit breaker).

                           8.2.2.2  Meter type: Bi-directional

                           8.2.2.3  Voltage: 12 kV

                           8.2.2.4 Compensation: #4 Transformer tertiary and 12 kV line losses.

                           8.2.2.5  Point of Interconnection: 12 kV #4
                                    Transformer disconnect switch

                  8.2.3 7.2 kV Supply to Garage and Picnic Area: This miscellaneous station use will be metered at the secondary side of 19.9/7.2 kV transformer, which is supplied from the Company 34.5 kV distribution line.

                  8.2.4 Emergency Feed to Dam Portal House: This miscellaneous station use will be metered at the secondary side of the open delta 34.5 kV-240/120 volt transformer bank which is supplied from the 34.5 kV substation.


9        Pool Controlled Facilities (PCF)

         9.1      115 kV Line 1100: Piney to Burma Substation


10       Unit Operation Information

         10.1 The Producer shall provide the following data points in accordance with Section 3.6 of the Interconnection Agreement.

         10.2     Status Points

                  10.2.1   12 kV Bus differential

                  10.2.2   12 kV Transformer #3 circuit breaker

                  10.2.3   12 kV Transformer #4 circuit breaker

                  10.2.4   12 kV Generator #1 circuit breaker

                  10.2.5   12 kV Generator #2 circuit breaker

                  10.2.6   12 kV Generator #3 circuit breaker

         10.3     Analog Points

                  10.3.1   12 kV Bus potential (V)

                  10.3.2   Generator #1 (MW)



                               Piney Station - 3

               10.3.3  Generator #1 (MVAR)

               10.3.4  Generator #2 (MW)

               10.3.5  Generator #2 (MVAR)

               10.3.6  Generator #3 (MW)

               10.3.7  Generator #3 (MVAR)

               10.3.8  12 kV Transformer #3 (MW)

               10.3.9  12 kV Transformer #3 (MVAR)

               10.3.10 12 kV Transformer #4 (MW)

               10.3.11 12 kV Transformer #4 (MVAR)

         10.4  Accumulator Points

               10.4.1  Total net generation (MWH)



                               Piney Station - 4

                                   SCHEDULE A

                                 SEWARD STATION

                           INTERCONNECTION FACILITIES

1        Description of Points of Interconnection

         1.1      Points of Interconnection

     STATION                  POINTS OF INTERCONNECTION                 OWNED BY
     -------                  -------------------------                 --------

Seward            115 kV #3 Transformer circuit breaker bus side       Producer
                  disconnect switch at the 115 kV North Main Bus

                  115 kV #4 Transformer circuit breaker bus side       Producer
                  disconnect switch at the 115 kV South Main Bus

                  115 kV #6 Transformer circuit breaker bus side       Producer
                  disconnect switch at the 115 kV North Main Bus

                  115 kV #7 Transformer circuit breaker bus side       Producer
                  disconnect switch at the 115 kV North Main Bus

                  115 kV #7 Transformer circuit breaker bus side       Producer
                  disconnect switch at the 115 kV South Main Bus

         1.2      Drawings Showing Points of Interconnection

                  1.2.1 GPU Energy Drawing No. LR-D-0033, Revision 2. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer

         2.1 The following equipment located within the main substation is to be transferred to the Producer:

                  2.1.1 115 kV circuit breakers for the #3, 4, 6 and 7 Transformers, including associated disconnect switches, conduits, cabling, foundations and breaker failure relays.

                  2.1.2 Transmission structures, hardware and conductors between the main plant and the Producer's 115 kV circuit breakers.

                  2.1.3 Electrical conduit banks and manholes between the main plant and substation control house.

                  2.1.4 Electrical cables between the main plant and substation control house, to the first terminal point in the substation, unless specified otherwise.

                  2.1.5 Substation paging system, including all equipment and cabling.

                  2.1.6 Plant base radio, external antenna and associated equipment.

3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:


                               Seward Station - 1

                  3.2.1 The Company shall have access to its substation circuit breaker controls switches and indicators located in the Producer's main plant control room. The Company will maintain these controls for the Producer's convenience.

4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                  4.1.1    Substation 125 volt DC distribution panel

         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1 115 kV #3 Transformer circuit breaker and bus side disconnect switch

                  4.2.2 115 kV #4 Transformer circuit breaker and bus side disconnect switch

                  4.2.3 115 kV #6 Transformer circuit breaker and bus side disconnect switch

                  4.2.4 115 kV #7 Transformer circuit breaker and bus side disconnect switch at the 115 kV North Main Bus

                  4.2.5 115 kV #7 Transformer circuit breaker and bus side disconnect switch at the 115 kV South Main Bus

5        Producer Provided Local Services

         5.1      Building Services

                  5.1.1 The Producer shall provide the Company, at no cost, heating, ventilation, lighting and other building services for those Excluded Assets within the Producer's Purchased Assets, as and to the extent provided immediately prior to Closing.

         5.2      Station Service Power

                  5.2.1 The Producer shall provide the Company, at the Company's request and at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to Closing.

         5.3      Control Cables

                  5.3.1 The Producer shall Maintain all control cables between the main plant building and the substation necessary for the Company's control, protection and metering purposes, between the Producer's Purchased Assets and the Company's substation equipment, up to the first terminal point in the Company equipment. (As a note of clarification, the Producer is responsible for all control cables that run between the power plant and the substation regardless of whether the Company and/or the Producer use the cables. If trouble occurs, the Party who uses the cable shall be responsible to trouble shoot the line to determine the cause of the problem.)

         5.4      Substation Paging System

                  5.4.1 The Producer shall provide, at no cost, a plant paging system in the main substation for common use by all parties, as and to the extent provided prior to Closing.

6        Company Provided Local Services

         6.1      Substation Service Power

                  6.1.1 The Company shall provide the Producer with Secondary System substation service power, at no charge, at the levels and substation locations at which such power was provided by the Company immediately prior to Closing. The Company will Maintain the Secondary System distribution panels and associated circuit breakers or fuses up to, but not including, the field cables to the Producer's Purchased Assets.


                                      Seward Station - 2

         6.2      Building Services

                  6.2.1 The Company shall provide the Producer, at no cost, heating, ventilation, lighting and other building services for those Producer's Purchased Assets within the Company's Excluded Assets, as and to the extent provided immediately prior to Closing.

         6.3      Substation Security

                  6.3.1 The Company shall provide, at no cost, for common use by all Parties, an intrusion alarm system for the substation control building, as and to the extent provided immediately prior to Closing.

7        Operating Requirements

         7.1      Current and Potential Circuits

                  7.1.1 The Producer and the Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the substation or generating units in accordance with
                           Section 3.13.2 of the Interconnection Agreement.

                  7.1.2 In particular, this shall include the current transformers in these locations:

                           7.1.2.1  115 kV #3 transformer circuit breaker

                           7.1.2.2  115 kV #4 transformer circuit breaker

                           7.1.2.3  115 kV #6 transformer circuit breaker

                           7.1.2.4  115 kV #7 transformer circuit breakers

                  7.1.3 In particular, this shall include the potential transformers in these locations:

                           7.1.3.1  115 kV North Main Bus

                           7.1.3.2  115 kV South Main Bus

         7.2      Substation Indication and Controls

                  7.2.1 Status indication and control switches will be retained in the Producer's control rooms for the Company's circuit breakers and #9 Transformer tap changer in the substation. The control switches will be operated by the Producer only at the direction of the Transmission Operator.

         7.3      Circuit Breaker Failure Relays

                  7.3.1 The Company shall have access to the Producer's 115 kV circuit breaker failure relays in the substation control house. These relays operate equipment common with the Company circuit breaker failure schemes and will be maintained by the Company at the Producer's expense.

         7.4      Transmission Operating Requirements

                  7.4.1 System Restoration: Seward Station can supply black start energy to the Transmission system through the use of energy from the diesel generators at the Conemaugh Station, via the 115 kV Seward-Conemaugh transmission line. In the event that a system-wide blackout occurs, the station may be called upon to provide an initial source of energy for the restoration of the Company and regional transmission systems. When requested, the Producer will start a generating unit and coordinate its operation with the Transmission Operators.

8        Metering

         8.1 Meter Compensation: The meters at this Generating Plant are not physically located at the Points of Interconnection. Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.

         8.2      Meter Locations and Points of Interconnection


                               Seward Station - 3

                  8.2.1 Unit #4 Net Generation: The net output will be determined at the Point of Interconnection from the output of the #4 Generator flowing through the #6 Generator Step-up transformer, with compensation adjustment for the transformer and line losses to the Point of Interconnection.

                           8.2.1.1  Location: #6 Transformer

                           8.2.1.2 Meter type: Electronic, capable of loss compensation adjustments

                           8.2.1.3  Voltage: 115kV

                           8.2.1.4  Compensation: #6 transformer and line losses

                           8.2.1.5  Point of Interconnection: 115 kV #6
                                    Transformer circuit breaker bus side
                                    disconnect switch at the 115 kV North Main
                                    Bus

                  8.2.2 Unit #5 Net Generation: The net output will be determined at the Point of Interconnection from the output of the #5 Generator flowing through the #7 Generator Step-up transformer, with compensation adjustment for the transformer and line losses to the Point of Interconnection.

                           8.2.2.1  Location: #7 Transformer

                           8.2.2.2 Meter type: Electronic, capable of loss compensation adjustments

                           8.2.2.3  Voltage: 115 kV

                           8.2.2.4  Compensation: #7 transformer and line losses

                           8.2.2.5  Point of Interconnection: 115 kV #7
                                    Transformer circuit breaker bus side
                                    disconnect switches at the 115 kV North and South Main Busses.

                  8.2.3 11 kV #3 Bus: The station service usage will be determined at the Point of Interconnection with metering compensation (fixed and variable) for the transformer and line losses.

                           8.2.3.1  Location: 1l kV Station Service Ring Bus

                           8.2.3.2 Meter type: Electronic, with capability for compensation.

                           8.2.3.3  Voltage: 11 kV

                           8.2.3.4 Compensation: #3 Transformer and line losses, up to the 115 kV attachment point.

                           8.2.3.5  Point of Interconnection: 115 kV #3
                                    Transformer circuit breaker bus side
                                    disconnect switch at the 115 kV North Main
                                    Bus

                  8.2.4 11 kV #4 Bus: The station service usage will be determined at the Point of Interconnection with metering compensation (fixed and variable) for the transformer and line losses.

                           8.2.4.1  Location: 11 kV Station Service Ring Bus

                           8.2.4.2 Meter type: Electronic, with capability for compensation.

                           8.2.4.3  Voltage: 11 kV

                           8.2.4.4 Compensation: #4 Transformer and line losses, up to the 115 kV attachment point.

                           8.2.4.5  Point of Interconnection: 115 kV #4
                                    Transformer circuit breaker bus side
                                    disconnect switch at the 115 kV South Main
                                    Bus

9      Pool Controlled Facilities (PCF)

         9.1      230 kV Line "HCS": Seward to Homer City Substation

         9.2      230 kV Line "SJ": Seward to Johnstown Substation

         9.3      230/115 kV #9 Autotransformer

10      Unit Operation Information

         10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The Producer is responsible for maintaining the cables and auxiliary equipment required to provide this information.

         10.2     Status Points



                               Seward Station - 4

                  10.2.1   115 kV #3 Transformer CB

                  10.2.2   115 kV #4 Transformer CB

                  10.2.3   115 kV #6 Transformer CB

                  10.2.4   115 kV #7 Transformer North Bus CB

                  10.2.5   115 kV #7 Transformer South Bus CB

                  10.2.6   Generator #4 Line Status

                  10.2.7   Generator #5 Line Status

         10.3     Accumulator Points

                  10.3.1   Generator #4 (MWH)

                  10.3.2   Generator #5 (MWH)

         10.4     Analog Points

                  10.4.1   Generator #4 Actual Generation (MW)

                  10.4.2   Generator #4 Actual Generation (MVAR)

                  10.4.3   Generator #5 Actual Generation (MW)

                  10.4.4   Generator #5 Actual Generation (MVAR)



                               Seward Station - 5

                                   SCHEDULE A

                                SHAWVILLE STATION

                           INTERCONNECTION FACILITIES

1        Description of Points of Interconnection

         1.1      Points of Interconnection

     STATION                       POINTS OF INTERCONNECTION                    OWNED BY
     -------                       -------------------------                    --------

Shawville         18 kV #1 Generator disconnect switch at the 230/115/18       Company
                  kV #1A Transformer

                  115 kV #1B Transformer circuit breaker bus side              Producer
                  disconnect switch at the 115 kV #1 Bus

                  18 kV #2 Generator disconnect switch at the 230/115/18       Company
                  kV #2A Transformer

                  115 kV #2B Transformer circuit breaker bus side              Producer
                  disconnect switch at the 115 kV #1 Bus

                  230 kV #3 Transformer circuit breaker bus side               Producer
                  disconnect switch at the 230 kV #1 Main Bus

                  230 kV #4 Transformer circuit breaker bus side               Producer
                  disconnect switch at the 230 kV #2 Main Bus

                  34.5 kV #5 Transformer circuit breaker bus side              Producer
                  disconnect switch at the 34.5 kV #2 Bus

                  34.5 kV #6 Transformer circuit breaker bus side              Producer
                  disconnect switch at the 34.5 kV #1 Bus

                  34.5 kV #3-4 Start-up Transformer circuit breaker bus        Producer
                  side disconnect switch at the 34.5 kV #2 Bus

                  4.16 kV bushings at the 115/34.5/4.16 kV #14              Company
                  Transformer

         1.2      Drawings Showing Points of Interconnection

                  1.2.1 Drawing No. LR-D-0027, Revision 5. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer

         2.1 The following equipment located within the main substation is to be transferred to the Producer:

                  2.1.1 18/115 kV #1B transformer and 115 kV circuit breakers including associated foundations, structures, disconnect switches, conductors, hardware, conduit, cabling, transformer overload relay and breaker failure relays.


                             Shawville Station - 1

                  2.1.2 18/115 kV #2B transformer and 115 kV circuit breaker, including associated foundations, structures, disconnect switches, conductors, hardware, conduit, cabling, transformer overload relay and breaker failure relay

                  2.1.3 22/230 kV #3 transformer and 230 kV circuit breaker, 22/4.16 kV #3 station service transformer, including associated foundations, structures, disconnect switches, conductors, hardware, conduit and cabling

                  2.1.4 22/230 kV #4 transformer and 230 kV circuit breaker, 22/416 kV #4 station service transformer, including associated foundations, structures, disconnect switches, conductors, hardware, conduit and cabling

                  2.1.5 34.5/4.16 kV #3-4 start-up transformer and 34.5 kV circuit breaker, including associated foundations, structures, disconnect switches, conductors, hardware, conduit, cabling, transformer overload relays and circuit breaker controls. The transformer overload relays and circuit breaker controls are located in the substation control house.

                  2.1.6 34.5/4.16 kV #5 transformer and 34.5 kV circuit breaker, including associated foundations, structures, disconnect switches, conductors, hardware, conduit, cabling and controls. The circuit breaker controls are located in the substation control house.

                  2.1.7 34.5/4,16 kV #6 transformer and 34.5 kV circuit breaker, including associated foundations, structures, disconnect switches, conductors, hardware, conduit and cabling and controls. The circuit breaker controls are located in the substation control house.

                  2.1.8 Electrical conduit banks and manholes between the main plant and substation control house.

                  2.1.9 Electrical cables between the Producer's Purchased Assets and the Company's substation, to the first: terminal point in the substation, unless specified otherwise.

                  2.1.10 Circuit breaker controls, protective relaying and annunicator in the substation control building associated with the Producer's equipment and cables,

                  2.1.11 Producer's piping and electrical facilities passing through the substation, including the bottom ash conveying piping.

                  2.1.12   Plant telephone PBX arid associated equipment.

3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:

                  3.2.1 The Company shall have access to the Company's substation circuit breaker controls switches and indicators located in the Producer's main plant control room. The Company will maintain these controls for the Producer's convenience.

                  3.2.2 The Company shall Maintain and have access to the #1A and 2A transformer differential relays located in the Producer's main plant control room.

                  3.2.3 The Company shall have access to the Producer's 115 kV #1B and 2B transformer circuit breaker failure relays in the substation control house. These relays operate equipment common with the Company's circuit breaker failure schemes and will be maintained by the Company at the Producer's convenience.

                  3.2.4 The Company shall have access to the Company and Producer's equipment for revenue metering at the Points of Interconnection.

4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                              Shawville Station - 2

                  4.1.1    18 kV #1 Generator disconnect switch

                  4.1.2    18 kV #2 Generator disconnect switch

                  4.1.3    115 kV #1A Transformer circuit breaker 12

                  4.1.4    230 kV #1A Transformer circuit breaker 22

                  4.1.5    115 kV #2A Transformer circuit breaker 18

                  4.1.6    230 kV #2A Transformer circuit breaker 23

                  4.1.7 115 kV #14 Transformer circuit breaker 14 and transformer side disconnect and grounding switches.

                  4.1.8 34.5 kV #14 Transformer circuit breaker 6 and transformer side disconnect switch

                  4.1.9    Substation 125 volt DC distribution panel


         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1 115 kV #1B Transformer circuit breaker 13 and bus side disconnect switch

                  4.2.2 115 kV #2B Transformer circuit breaker 15 and bus side disconnect switch

                  4.2.3 230 kV #3 Transformer circuit breaker 25 and bus side disconnect switch

                  4.2.4 230 kV #4 Transformer circuit breaker 26 and bus side disconnect switch

                  4.2.5 34.5 kV #3-4 start-up transformer circuit breaker 5 and bus side disconnect switch


                  4.2.6 34.5 kV #5 Transformer circuit breaker 8 and bus side disconnect switch

                  4.2.7 34.5 kV #6 Transformer circuit breaker 9 and bus side disconnect switch

                  4.2.8    4.16 kV Main Breaker at Diesel-generator Bus.

                  4.2.9 4.16 kV #14 Transformer circuit breaker at 1C Auxiliary Bus.

                  4.2.10 208-volt substation service transformer circuit breaker at substation control house switchgear.



5        Producer Provided Local Services

         5.1      Building Services

                  5.1.1 The Producer shall provide the Company, at no cost, heating, ventilation, lighting and other building services for those Excluded Assets within the Producer's Purchased Assets, as and to the extent provided immediately prior to Closing.


         5.2      Potable Water

                  5.2.1 The Producer shall provide for common use by all Parties, at no cost to the Company, potable water to the substation control house, as and to the extent provided immediately prior to Closing. The Producer shall Maintain the potable water supply piping from the main plant to the first shut-off valve in the substation control house.


         5.3      Fire Service Water

                  5.3.1 The Producer shall provide fire service water to the substation, at no cost to the Company, as and to the extent provided immediately prior to the Effective Date of the Agreement. The Producer shall Maintain the fire service water piping to the first terminal point at the Company equipment.



         5.4      Station Service Power

                  5.4.1 The Producer shall provide the Company, at the Company's request and at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to Closing.



         5.5      Control Cables

                  5.5.1 The Producer shall Maintain all control cables for the Company's control, protection and metering purposes between the Producer's Purchased Assets and the Company's substation, up to the first terminal point in the Company equipment, unless specified otherwise. (As a note of clarification, the Producer is responsible for all control cables


                             Shawville Station - 3
                  that run between the power plant and the substation regardless of whether the Company and/or the Producer use the cables. If trouble occurs, the Party who uses the cable shall be responsible to trouble shoot the line to determine the cause of the problem.)

6        Company Provided Local Services

         6.1      Substation Service Power

                  6.1.1 The Company shall provide the Producer with Secondary System substation service power, at no charge, at the levels and substation locations at which such power was provided by the Company immediately prior to Closing. The Company will Maintain the Secondary System distribution panels and associated circuit breakers or fuses up to, but no including, the field cables to the Producer's Purchased Assets.

         6.2      Building Services

                  6.2.1 The Company shall provide the Producer, at no cost, heating, ventilation, lighting and other building services for those Producer's Purchased Assets within the Company's Excluded Assets, as and to the extent provided immediately prior to Closing.

         6.3      Compressed Air

                  6.3.1 The Company shall provide the Producer, at no cost, compressed air for the Producer's circuit breakers within the substation, as and to the extent provided immediately prior to Closing. The Company shall Maintain the associated piping to the Producer's circuit breakers.

         6.4      Substation Security

                  6.4.1 The Company shall provide, at no cost, for common use by all Parties, an intrusion alarm system for the substation control building, as and to the extent provided immediately prior to Closing.

7        Operating Requirements

         7.1      Station Service

                  7.1.1 The Producer shall Maintain the 125 VDC emergency feed to the substation, including the cabling to the substation DC distribution panel, and notify the Company if should become unavailable.

         7.2      Current and Potential Circuits

                  7.2.1 The Producer and the Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the substation or generating units in accordance with
                           Section 3.13.2 of the Interconnection Agreement.

                  7.2.2 In particular, this shall include the potential transformers in these locations:

                           7.2.2.1  115 kV North Main Bus

                           7.2.2.2  115 kV South Main Bus

                           7.2.2.3  230 kV #1 Main Bus

                           7.2.2.4  230 kV #2 Main Bus

         7.3      Substation Indication and Controls

                  7.3.1 Status indication and control switches will be retained in the Producer's control room for the Company's circuit breakers and #9 Transformer tap changer in the substation. The control switches will be operated by the Producer only at the direction of the Transmission Operator.

         7.4      Transmission Operating Requirements

                  7.4.1 Units #3 & 4 Start-ups: In the start-up of either of these generating units, the Producer will be permitted to increase the voltage on the 34.5 kV substation busses to enable starting of the respective boiler feed pumps. The 34.5 kV bus



                             Shawville Station - 4
                           voltages will be raised by increasing the generator voltage on Units #1 & 2. The bus voltages will be returned to their normal levels as soon as possible.

                  7.4.2    Transformer #14 Outages: The 115/34.5/4.16 kV #14
                           transformer is required for operation of the station #5, 6 and 7 diesel-generators and black start of the station through the 34.5 kV busses and the #5 and 6 transformers. All scheduled outages of this transformer by the Company will be reviewed with the Producer. All reasonable efforts should be taken by the Company to restore the transformer to service from planned or unplanned outages.

                  7.4.3 Transformer #1A and 2A Outages: These 230/115/18 kV transformers must be in-service for the respective generating units to operate at their full load capability. All scheduled outages of this transformer by the Company will be reviewed with the Producer. All reasonable efforts should be taken by the Company to restore the transformer to service from planned or unplanned outages.

                  7.4.4    Transformer #1A and 2A Generator Disconnect Switches:
                           In the event of a generating unit trip, the Producer will manually operate the respective generator disconnect switch as soon as possible, to allow restoration of that transformer to service by the Company.

                  7.4.5 All Generating Units Off: Whenever the four Shawville steam generating units are simultaneously out of service, the voltages at the Shawville 115 kV and 230 kV busses may be significantly reduced during normal operations. In addition, this condition makes the Company system susceptible to single contingency outages that can cause even lower voltages and/or result in thermal overloads on the 115 kV transmission lines in the Shawville area. To prevent such a condition, the Transmission Operator will take all actions necessary to maintain the Shawville voltage to acceptable levels. This includes the switching of the bulk power capacitors that are available and requesting the dispatch of generating units in the Shawville area as must-run for the protection and reliability of the transmission system. This directive is further described in the Company Energy Bulk Power Operations Memo No. 2, subject Shawville Area Contingencies, dated 8/18/93, and as may be further amended from time to time.

                  7.4.6    System Restoration: Shawville Station includes three
                           (3) diesels that have a black start capability. In the event that system-wide blackout occurs, these diesels may be called upon to provide an initial source of energy for the restoration of the Company and regional transmission systems. When requested, the Shawville Control Room Operators will start these diesels and coordinate their operation with the Transmission Operators.

                  7.4.7 During the daily operation of the PJM system, there may be times when the PJM OI security analysis programs identify a potential contingency overload of the Transmission Systems that cannot be alleviated by any of the existing operating procedures. When such a condition occurs, the Producer may be required to reduce the station output in order to maintain the reliability of the Transmission Systems.

8.       Metering

         8.1 Meter Compensation: The meters at this Generating Plant are not physically located at the Points of Interconnection. Therefore, the meeting will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.

         8.2      Meter Locations and Points of Interconnection


                             Shawville Station - 5

                  8.2.1 Unit #1 Net Generation: The net output will be determined at the Points of Interconnection from the output of Generator #1 flowing through the 1A and 1B transformers, with compensation adjustments made for the transformer losses to the Points of Interconnection.

                           8.2.1.1  Location: 18 kV side of Transformers 1A and
                                    1B

                           8.2.1.2  Meter type: Electronic, capable of
                                    measuring transformer losses

                           8.2.1.3  Voltage: 18 kV

                           8.2.1.4 Compensation: 1A Transformer 18 kV winding losses and 1B Transformer losses to the 115 kV bus.

                           8.2.1.5  Points of Interconnection: 18 kV #1
                                    Generator disconnect switch at the
                                    230/115/18 kV #1A Transformer and the 115 kV
                                    #1 Bus.


                  8.2.2 Unit #2 Net Generation: The net output will be determined at the Points of Interconnection from the output of Generator #2 flowing through the 2A and 2B transformers, with compensation adjustments made for the transformer losses to the Points of Interconnection.

                           8.2.2.1  Location: 18 kV side of Transformers 2A and
                                    2B

                           8.2.2.2 Meter type: Electronic, capable of measuring transformer losses

                           8.2.2.3  Voltage: 18 kV

                           8.2.2.4 Compensation: 2A Transformer 18 kV winding losses and 2B Transformer losses to the 115 kV bus.

                           8.2.2.5  Points of Interconnection: 18 kV #2
                                    Generator disconnect switch at the
                                    230/115/18 kV #2A Transformer and the 115 kV
                                    #2B Transformer circuit breaker bus side disconnect switch at the 115 kV #1 Bus.


                  8.2.3 Unit #3 Net Generation: The net output will be determined at the Point of Interconnection from the output of the #3 Generator to the #3 Generator step-up transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection and subtracting the station service usage.

                           8.2.3.1 Location: Unit #3 Generator (22 kV) and #3 Station Service transformer (4 kV)

                           8.2.3.2  Meter type: Electronic, capable of
                                    measuring transformer losses

                           8.2.3.3  Voltage: 22 and 4 kV

                           8.2.3.4 Compensation: #3 Main and #3 Station Service Transformers and line losses to the 230 kV bus.

                           8.2.3.5  Point of Interconnection: 230 kV #3
                                    Transformer circuit breaker bus side
                                    disconnect switch at the 230 kV #1 Main Bus


                  8.2.4 Unit #4 Net Generation: The net output will be determined at the Point of Interconnection from the output of the #4 Generator to the #4 Generator step-up transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection and subtracting the station service usage.

                           8.2.4.1 Location: Unit #4 Generator (22 kV) and #4 Station Service transformer (4 kV)

                           8.2.4.2  Meter type: Electronic, capable of
                                    measuring transformer losses

                           8.2.4.3  Voltage: 22 and 4 kV

                           8.2.4.4 Compensation: #4 Main and #4 Station Service Transformers and line losses to the 230 kV bus.

                           8.2.4.5  Point of Interconnection: 230 kV #4
                                    Transformer circuit breaker bus side
                                    disconnect switch at the 230 kV #2 Main Bus


                  8.2.5 Units #3 & 4 Station Start-up: The generation unit start-up usage will be determined at the Point of Interconnection through the #3-4 Start-up


                             Shawville Station - 6

                  Transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection.

                  8.2.5.1  Location: 4 kV side of #3-4 Start-up transformer

                  8.2.5.2 Meter type: Electronic, capable of measuring transformer losses

                  8.2.5.3  Voltage: 4 kV

                  8.2.5.4  Compensation: #3-4 Transformer and line losses to the
                           34.5 kV bus.

                  8.2.5.5 Point of Interconnection: 34.5 kV #3-4 Start-up Transformer circuit breaker bus side disconnect switch at the 34.5 kV #2 Bus

         8.2.6 Transformer #5: The station service usage will be determined at the Point of Interconnection through the #5 Transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection.

                  8.2.6.1  Location: 4 kV side of #5 Transformer

                  8.2.6.2 Meter type: Electronic, capable of measuring transformer losses

                  8.2.6.3  Voltage: 4 kV

                  8.2.6.4  Compensation: #5 Transformer and line losses to the
                           34.5 kV bus.

                  8.2.6.5 Point of Interconnection: 34.5 kV #5 Transformer circuit breaker bus side disconnect switch at the
                           34.5 kV #2 Bus

         8.2.7 Transformer #6: The station service usage will be determined at the Point of Interconnection through the #6 Transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection.

                  8.2.7.1  Location: 4 kV side of #6 Transformer

                  8.2.7.2 Meter type: Electronic, capable of measuring transformer losses

                  8.2.7.3  Voltage: 4 kV

                  8.2.7.4  Compensation: #6 Transformer and line losses to the
                           34.5 kV bus.

                  8.2.7.5 Point of Interconnection: 34.5 kV #6 Transformer circuit breaker bus side disconnect switch at the
                           34.5 kV #1 Bus

         8.2.8 Transformer #14: The net station usage (station service and output from the #5, 6 and 7 diesel-generators) will be determined at the Point of Interconnection through the #14 Transformer, with metering compensation adjustments made for the transformer losses to the Point of Interconnection.

                  8.2.8.1  Location: 4 kV bushings of #14 Transformer

                  8.2.8.2 Meter type: Electronic, capable of measuring transformer losses

                  8.2.8.3  Voltage: 4 kV

                  8.2.8.4  Compensation: #14 Transformer tertiary losses.

                  8.2.8.5 Point of Interconnection: 4.16 kV bushings at the 115/34.5/4.16 kV #14 Transformer

9        Pool Controlled Facilities (PCF)

         9.1      230 kV Line "SR": Shawville to Elko Substation

         9.2      230 kV Line "SHM": Shawville to Moshannon Substation

         9.3      230 kV Line "SHS": Shawville to Shingletown Substation

10       Unit Operation Information

         10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The Producer is responsible for maintaining the cables and auxiliary equipment required to provide this information.

         10.2     Status Points

                  10.2.1   Generator #1 Line Status

                  10.2.2   Generator #2 Line Status

                  10.2.3   Generator #3 Line Status

                  10.2.4   Generator #4 Line Status


                             Shawville Station - 7

                  10.2.5   115 kV #1B Transformer CB

                  10.2.6   115 kV #2B Transformer CB

                  10.2.7   230 kV #3 Transformer CB

                  10.2.8   230 kV #4 Transformer CB

                  10.2.9   4 kV #14 Transformer CB

         10.3     Analog Points

                  10.3.1   Generator #1 (MW)

                  10.3.2   Generator #1 (MVAR)

                  10.3.3   Generator #2 (MW)

                  10.3.4   Generator #2 (MVAR)

                  10.3.5   Generator #3 (MW)

                  10.3.6   Generator #3 (MVAR)

                  10.3.7   Generator #4 (MW)

                  10.3.8   Generator #4 (MVAR)

                  10.3.9   115 kV #1B Transformer (MW)

                  10.3.10  115 kV #1B Transformer (MVAR)

                  10.3.11  115 kV #2B Transformer (MW)

                  10.3.12  115 kV #2B Transformer (MVAR)

         10.4     Accumulator Points

                  10.4.1   Generator #1 (MWH)

                  10.4.2   Generator #2 (MWH)

                  10.4.3   Generator #3 (MWH)

                  10.4.4   Generator #4 (MWH)

                  10.4.5   Diesel generation (MWH)





                             Shawville Station - 8

                                   SCHEDULE A

                                 WARREN STATION

                           INTERCONNECTION FACILITIES



1        Description of Points of Interconnection

         1.1      Points of Interconnection

STATION                    POINTS OF INTERCONNECTION                    OWNED BY
-------                    -------------------------                    --------
Warren      12 kV #1 Generator bus disconnecting links at the           Company
            115/34.5/12 kV #1 Main Transformer

            12 kV #2 Generator bus disconnecting links at the           Company
            115/34.5/12 kV #2 Main Transformer

            12 kV Auxiliary bus "A" disconnecting links at the          Company
            115/34.5/12 kV "A" Main Transformer

            115 kV #3 Transformer (Combustion Turbine Step-up)          Producer
            circuit breaker bus side disconnect switch at the
            115 kV #1 Bus

            480-volt Combustion Turbine back-up station service         Producer
            feeder, at the 300 kVA transformer secondary terminals

         1.2      Drawings Showing Points of Interconnection

                  1.2.1 GPU Energy Drawing No. D-23292, Revision 5. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer

         2.1 The following equipment located within the main substation is to be transferred to the Producer:

                  2.1.1 13.8/115 kV #3 transformer and 115 kV circuit breaker, including associated foundations, structures, disconnect switches, conductors, hardware, conduit and cabling.

                  2.1.2 Electrical conduit banks and manholes between the main plant and substation control house.

                  2.1.3 Electrical cables between the Producer's Purchased Assets and the Company's substation, to the first terminal point in the substation, unless specified otherwise.

3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:

                  3.2.1 The Company shall have access to the Company and Producer's equipment for revenue metering at the Points of Interconnection.


                               Warren Station - 1

                  3.2.2 The Company shall have access and Maintain the protective relaying and controls associated with its substation equipment which are located on relay panels within the plant.

4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                  4.1.1    Substation 125 volt DC distribution panel

                  4.1.2 34.5 and 115 kV Transformer #1 circuit breakers and transformer side disconnect switches

                  4.1.3 34.5 and 115 kV Transformer #2 circuit breakers and transformer side disconnect switches

                  4.1.4 34.5 and 115 kV Transformer A circuit breakers and transformer side disconnect switches

         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1 12 kV Bus #1 Transformer #1 circuit breaker and transformer side disconnect switch

                  4.2.2 12 kV Bus #2 Transformer #2 circuit breaker and transformer side disconnect switch

                  4.2.3 12 kV Auxiliary Bus "A" circuit breaker and transformer side disconnected switch

                  4.2.4 115 kV #3 Transformer (Combustion Turbine Step-up) circuit breaker and bus side disconnect switch

                  4.2.5 480-volt CT back-up station service transformer (300 kVA) secondary side main breaker

                  4.2.6 208-volt Distribution panel, serving the substation yard equipment

5        Producer Provided Local Services

         5.1      Building Services

                  5.1.1 The Producer shall provide the Company, at no cost, heating, ventilation, lighting and other building services for those Company Assets within the Producer's Purchased Assets, as and to the extent provided immediately prior to Closing.

         5.2      Station Service Power

                  5.2.1 The producer shall provide the Company, at the Company's request and at no cost, Secondary System service power at the levels and locations within the Producer's Purchased Assets, at which such power was provided immediately prior to closing.

         5.3      Control Cables

                  5.3.1 The Producer shall Maintain all control cables for the Company's control, protection and metering purposes between the Producer's Assets and the Company's substation, up to the first terminal point in the Company equipment, unless specified otherwise. (As a note of clarification, the Producer is responsible for all control cables that run between the power plant and the substation regardless of whether the Company and/or the Producer use the cables. If trouble occurs, the Party who uses the cable shall be responsible to trouble shoot the line to determine the cause of the problem.)

         5.4      Substation Paging System

                  5.4.1 The Producer shall provide, at no cost, a plant paging system in the substation areas for common use by all parties, as and to the extent provided prior to Closing.

         5.5      Fire Service Water



                               Warren Station - 2

                  5.5.1 The Producer shall provide fire service water to the deluge systems on the #1, 2 & A main transformers, at no cost to the Company, as and to the extent provided immediately prior to the Effective Date of the Agreement. The Producer shall Maintain the deluge valves and fire service water piping to the first terminal point at the Company equipment.

6        Company Provided Local Services

         6.1 No local services will be provided by the Company at this location.

7        Operating Requirements

         7.1      Station Service

                  7.1.1 The Producer shall Maintain the station 125-volt DC system, which also serves the 115 & 34.5 kV substation, and notify the Company if it should become unavailable.

         7.2      Current and Potential Circuits

                  7.2.1 The Producer and the Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the substation or generating units in accordance with
                           Section 3.13.1 of the Interconnection Agreement.

                  7.2.2 In particular, this shall include the current transformers in these locations:

                           7.2.2.1 115 kV #3 Transformer (Combustion Turbine) circuit breaker

                           7.2.2.2  12 kV #1 Transformer circuit breaker

                           7.2.2.3  12 kV #2 Transformer circuit breaker

                           7.2.2.4  12 kV "A" Transformer circuit breaker

                  7.2.3 In particular, this shall include the potential transformers in these locations:

                           7.2.3.1  115 kV #1 Bus

                           7.2.3.2  34.5 kV #1 & 2 Busses

         7.3      Transmission Operating Requirements

                  7.3.1    Erie South 345/230 kV No.5 Transformer Outages:
                           Whenever the Erie South 345/230 kV No.5 transformer is out of service, the transfer of power from west to east across the Penelec transmission system is limited due to the contingency overload of critical 115 kV and 230 kV facilities in the Erie area. Since the dispatch of the units at the Warren station can reduce such flows, it may be necessary for the Transmission Operator to request that one or more of the units at the Warren Station be dispatched in a must-run mode for the protection of the transmission systems in the Warren and Erie area. This directive is further described in the GPU Energy Bulk Power Operations Memo #5, dated 4/5/93, and as may be further amended from time to time.

                  7.3.2    Erie South 230 kV Bus Section Tie Breaker Outage:
                           Whenever the Erie South 230 kV Bus Section Tie Breaker is out of service, the Erie East 230 kV capacitors (130 MV AR) that support the transmission system voltages in the area must also be removed from service. The result of these two outages is that the transfer of power through the Erie South substation is significantly restricted. In addition, the reliability of the transmission system will be jeopardized should any of several 345 kV and 230 kV transmission contingencies occur. To control for these potential transmission security violations, at least one Warren steam generator must be dispatched whenever the Erie South 230 kV Bus Section tie

                               Warren Station - 3
                           breaker is opened. This directive is further described in the GPU Energy Bulk Power Operations Memo #11, dated 3/24/98, and as may be further amended from time to time.

                  7.3.3 Glade-Lewis Run-Forest Outages: Whenever the Glade-Lewis Run-Forest 230 kV line is out of service, the Seneca units can become unstable and cause significant voltage swings on the Penelec transmission system following a trip of the Erie South-Warren 230 kV line. This significantly jeopardizes the Penelec system security and can trip and/or cause damage to the Seneca units. For these reasons the Seneca units will be restricted from either generating or pumping during the periods when the Glade-Forest-Lewis Run 230 kV line is out of Service. Due to this generation restriction, the Transmission Operator will also request that at least one of the two Warren steam units be dispatched as must-run for the protection of the transmission system in the Warren area. This directive is further described in the GPU Energy Bulk Power Operations Memo #76, dated 4/16/98, and as may be further amended from time to time.

                  7.3.4    Warren 230/115 kV No.4 and Warren 115 kV Line
                           Outages: Whenever the Warren 230/115 kV No.4
                           Transformer is out of service and a trip of one of the two 115 kV transmission lines at Warren occurs, the Warren Station generation must be adjusted to maintain a zero flow on the 115 kV line that remains in service. The reason for this action is to prevent the unstable operation of the Warren units and to provide for the reliable operation of the transmission system in the Warren area.

                  7.3.5 Warren-Falconer 115 kV Overcurrent Protection: To optimize the economic interchange of power between New York and Pennsylvania, an inverse time overcurrent relay exists on the Warren-Falconer 115 kV line. This relay is set to operate if the flow on the Warren-Falconer 115 kV line: (a) exceeds 116 MVA summer emergency rating the during the period from May 1 through October 31 or (b) exceeds the 136 MVA Winter emergency during the period from November 1 through April 30. The relay is further set to trip the Warren-Falconer 115 kV line in 1.5 seconds when its loading reaches 192 MVA. While the trip of the Warren-Falconer 115 kV line by this relay's action will result in a significant step change in the power flowing through the Warren 115 kV substation, operations studies have shown that no instability in the operation of the Warren units will result. The Transmission Operator will notify the Warren Plant Operator whenever this relay scheme operates.

8        Metering

         8.1 Meter Compensation: The meters at this Generating Plant are not physically located at the Points of Interconnection. Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.

         8.2      Meter Locations and Points of Interconnection



                               Warren Station - 4

                  8.2.1 Units #1 & 2 Net Generation: The net output will be determined at the Points of Interconnection from the totalized output of the #1 & 2 Generators flowing through the #1 & 2 Main transformers and the station service usage through the A Main transformer, with compensation adjustments made for the #1, 2 and A transformer tertiary losses.

                           8.2.1.1  Location: 12 kV Busses #1, 2 and Aux Bus A

                           8.2.1.2  Meter type: Bi-directional

                           8.2.1.3  Voltage: 12 kV

                           8.2.1.4 Compensation: 12 kV bus and transformer tertiary losses.

                           8.2.1.5  Point of Interconnection: 12 kV bus
                                    disconnecting links at the 115/34, 5/12 kV
                                    #1, 2 and A Main Transformers.

                  8.2.2 Unit #3 Combustion Turbine Net Generation: The net output will be determined at the Point of Interconnection from the #3 Generator with compensation for the #3 Step-up transformer losses, subtracting the unit station service use when the unit is generating.

                           8.2.2.1  Location: Unit #3 Generator

                           8.2.2.2  Meter type: Bi-directional

                           8.2.2.3  Voltage: 13.8 kV

                           8.2.2.4  Compensation: #3 Step-up transformer losses

                           8.2.2.5  Point of Interconnection: 115 kV #3
                                    Transformer (Combustion Turbine Step-up) circuit breaker bus side disconnect switch at the 115 kV #1 Bus.

                  8.2.3 Unit #3 CT Back-up station service: This service will be metered at the secondary side of the 34.5 kV-480/277-volt station service transformer, using self-contained metering.

9        Pool Controlled Facilities (PCF)

         9.1      230 kV Line "GW": Warren to Glade Substation

         9.2      230 kV Line "GES": Warren to Erie South Substation

         9.3      115 kV Line "WF": Warren to Falconer Substation

         9.4      115 kV Line "WD": Warren to Corry East Substation

10       Unit Operation Information

         10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The Producer is responsible for maintaining the cables and auxiliary equipment required to provide this information.

         10.2     Status Points

                  10.2.1   12 kV Generator #1 CB

                  10.2.2   12 kV Generator #2 CB

                  10.2.3   13.8 kV Unit #3 Combustion Turbine CB

                  10.2.4   Unit #1 Stability Trip

                  10.2.5   Unit #2 Stability Trip

                  10.2.6   115 kV #3 Transformer CB

                  10.2.7   12 kV #1 Transformer CB

                  10.2.8   12 kV #2 Transformer CB

                  10.2.9   12 kV A Transformer CB

         10.3     Analog Points

                  10.3.1   Generator #1 (MW)

                  10.3.2   Generator #1 (MVAR)

                  10.3.3   Generator #2 (MW)

                  10.3.4   Generator #2 (MVAR)

                  10.3.5   Unit #3 CT (MW)

                  10.3.6   Unit #3 CT (MVAR)

         10.4     Accumulator Points

                  10.4.1   Units #1 & 2 Net Output (MWH)

                  10.4.2   Unit #3 Combustion turbine Net Output (MWH)





                               Warren Station - 6

                                   SCHEDULE A

                                 WAYNE STATION

                           INTERCONNECTION FACILITIES


1        Description of Points of Interconnection

         1.1      Points of Interconnection


STATION             POINTS OF INTERCONNECTION                  OWNED BY
-------             -------------------------                  --------
Wayne    115 kV #1 Transformer motor-operated air break        Producer
         (MOAB) switch, up to its attachment point to the
         115 kV #1 Bus

         1.2      Drawings Showing Points of Interconnection

                  1.2.1 GPU Energy Drawing No. C-10847, Revision 6. (Points of Interconnection are labeled as "PI".)

2        Substation Equipment to be Transferred to Producer

         2.1 The following equipment located within the substation is to be transferred to the Producer:

                  2.1.1 13.8/115 kV #1 Main transformer, including associated foundations, conduits, cabling and lightning arresters.

                  2.1.2 115 kV motor-operated air break (MOAB) switch, including associated foundations, structures, conduits and cabling.

                  2.1.3 Electrical conduits, conduit banks and manholes between the combustion turbine and substation control building.

                  2.1.4 Electrical cables between the combustion turbine and substation control building, to the first terminal point in the substation, unless specified otherwise.

3        Company Access to Producer's Purchased Assets

         3.1 The Company shall have access to the Excluded Assets, listed in the Asset Purchase Agreement, Schedule 2.2(a), which are located within the Generating Plant.

         3.2 Specifically, this shall include, but not limited to, the following:

                  3.2.1 The Company shall have access to the Producer's equipment for revenue metering at the Points of Interconnection.

4        Joint Use Facilities

         4.1 The following Interconnection Facilities will be jointly operated:

                  4.1.1    115 kV #1 & 2 Bus tie circuit breakers

                  4.1.2    115 kV Geneva circuit breaker

                  4.1.3    115 kV Eclipse circuit breaker

         4.2 The following Producer's Purchased Assets will be jointly operated:

                  4.2.1    115 kV #1 Transformer MOAB switch




                               Wayne Station - 1

5       Producer Provided Local Services

        5.1       Control Cables

                  5.1.1 The Producer shall maintain all control cables necessary for the Company's control, protection and metering purposes, between the Producer's Purchased Assets and the Company's substation, up to the first terminal point in the Company equipment. (As a note of clarification, the Producer is responsible for all control cables that run between the power plant and the substation regardless of whether the Company and/or the Producer use the cables. If trouble occurs, the Party who uses the cable shall be responsible to troubleshoot the line to determine the cause of the problem.)

6       Company Provided Local Services

        6.1       Back-up Station Service Power

                  6.1.1 The Company shall provide the Producer with back-up AC station service power, at no charge, at the levels and substation locations at which such power was provided by the Company immediately prior to Closing. The Producer will Maintain the associated field cables from the pull box at the bus potential transformers to the Producer's Purchased Assets.

7       Operating Requirements

        7.1       Current and Potential Circuits

                  7.1.1 The Producer and Company shall consult in performing any work which might be reasonably expected to affect the continuous operation of the substation or the combustion turbine in accordance with Section
                           3.13.1 of the Interconnection Agreement.

                  7.1.2 In particular, this shall include the current transformers in these locations:

                           7.1.2.1 115 kV #1 Transformer, for 115 kV bus differential relaying.

                  7.1.3 In particular, this shall include the potential transformers in these locations:

                           7.1.3.1   115 kV #1 Bus

        7.2       Transmission Operating Requirements

                  7.2.1    Erie South 345/230 kV No. 5 Transformer Outages:
                           Whenever the Erie South 345/230 kV No. 5 transformer is out of service, the transfer of power from west to east across the Penelec transmission system is limited due to the contingency overload of critical 115 kV and 230 kV facilities in the Erie area. Since the dispatch of the Wayne station can reduce such flows, necessary for the Transmission Operator to request that the Wayne unit be dispatched in a must-run mode for the protection of the transmission systems in the Lake Erie area. This directive is further described in the GPU Energy Bulk Power Operations Memo #5, dated 4/5/93, and as may be further amended from time to time.

                  7.2.2 During the daily operation of the PJM system, there may be times security analysis programs identify a potential contingency overload of the Company's Transmission Systems that cannot be alleviated by any of the existing operating procedures. At this time, the Producer may be required to increase or reduce the station output in order to maintain the reliability of the Company's Transmission Systems.

                  7.2.3 In the event of a company system-wide blackout, this combustion turbine may be called upon to participate as one of the initial sources of energy during the Company's system restoration. when requested, the Company will require the


                               Wayne Station - 2

                           Producer to start the unit and coordinate its operation at the direction of the Transmission System Operator.

8       Metering

        8.1 Meter Compensation: The meters at this Station are not physically located at the Points of Interconnection.
                 Therefore, the metering will be compensated (fixed and variable) to record the delivery of electricity in a manner that accounts for the total (no-load and load) electrical energy losses which occur between the metering and the Point of Interconnection.

        8.2      Meter Locations and Points of Interconnection

                 8.2.1 Combustion Turbine Net Generation: The net output from the Turbine-Generator will be determined at the Point of Interconnection, with compensation for the #1 Step-up transformer losses, subtracting the unit station service use when the unit is generating.

                           8.2.1.1  Location: Turbine-Generator

                           8.2.1.2  Meter type: Bi-directional electronic

                           8.2.1.3  Voltage: 13.8 kV

                           8.2.1.4  Compensation: #1 Step-up transformer losses

                           8.2.1.5  Point of Interconnection: 115 kV #1
                                    Transformer motor-operated air break (MOAB) switch, at its attachment point to the 115 kV Bus.

9       Pool Controlled Facilities (PCF)

        9.1      345 kV Line "HCW": Wayne to Homer City Substation

        9.2      345 kV Line "WEW": Wayne to Erie West Substation

        9.3      345/115 kV #2 Transformer

10      Unit Operation Information

        10.1 The Producer shall provide the following data points to the Company in accordance with Section 3.6 of the Interconnection Agreement. The Producer is responsible for maintaining the cables and auxiliary equipment required to provide this information.


        10.2     Status Points

                 10.2.1    13.8 kV Generator circuit breaker

                 10.2.2    115 kV #1 Transformer MOAB (Open)

                 10.2.3    115 kV #1 Transformer MOAB (Close)

                 10.2.4    #1 Transformer Differential

        10.3     Accumulator Points

                 10.3.1    Total Net Generation (MWH)

        10.4     Analog Points

                 10.4.1    Total Generation (MW)

                 10.4.2    Total Generation (MVAR)

                 10.4.3    13.8 kV generator Bus (V)

                               Wayne Station - 3

                                   SCHEDULE B

                             INSURANCE REQUIREMENTS

         1. The Producer shall keep the Station and the Company shall keep the Company Interconnection Facilities continuously insured against loss or damage in amounts and for risks that property of similar character is usually so insured by entities owning and operating like properties.

         2. The Company and the Producer, or the operator of the Station (if other than the Producer) and their respective successors and assigns shall procure or cause to be procured and shall maintain in effect continuously during the term of this Agreement the following minimum insurance coverages:

         Type of Coverage                      Liability Limits
         ----------------                      ----------------

         Worker's Compensation                 Statutory

         Employer's Liability                  $500,000 per occurrence/injury

         Comprehensive/General                 $1,000,000 combined single limit,
         Liability including:                  each occurrence
                                               $2,000,000 aggregate limit applicable
                                               for the Facility
         Bodily Injury
         Property Damage
                 Blanket Contractual
                 Underground Explosion and
                 Collapse Hazard
                 Products and Completed
                         Operations Hazard
                 Board Form Property Damage
                 Personal Injury

         Automobile Liability

         (Owned, Hired, Non-Owned)             $1,000,000 combined
         Bodily Injury                         single limit
         Property Damage
         Commercial Umbrella Liability $9,000,000 per occurrence
         following the form of
                 Commercial General Liability,
                 Automobile Liability and
                 Employers Liability

         3. All insurance policies identified in paragraph 2, except Worker's Compensation Insurance and Employer's Liability, shall name the other Party as additional insureds.

         4. Each Party shall provide, and shall continue to provide to the other Party, during the term of the Agreement (including any extensions), by delivering to its corporate office at:

     FOR PRODUCER:       Sithe Energies, Inc.
                         335 Madison Avenue
                         28th Floor
                         New York, NY 10017
                         Attention: David Tohir and Hyun Park, Esq.

     FOR COMPANY:        GPU Energy
                         2800 Pottsville Pike
                         P.O. Box 16001
                         Reading, PA 19640-0001
                         Attention: Bradley J. Breidinger
                         Phone: (610) 921-6971
                         Fax: (610) 939-8537

properly executed and current certificates of insurance relative to insurance policies. Certificates of insurance shall provide the following information:

                  (a) Name of insurance company, policy number and expiration date;

                  (b) The coverage required and the limits on each, including the amount of deductibles or self-insured retentions.

                  (c) A statement indicating that the other Party shall receive at least thirty (30) days prior written notice of cancellation or nonrenewal with respect to said insurance policies; and

                  (d) To the extent applicable, a statement indicating that the other Party has been named as an additional insured.

         5. Certificates certifying to the issuance of such insurance shall be furnished to the Company not later than the effective date of this Agreement and fifteen (15) days prior to the expiration date of each such policy.

         6. Each Party shall have the right to inspect the original policies of insurance applicable to this Agreement at the other Party's place of business during regular business hours.

                                   SCHEDULE C



                                  GPU ENERGY'S
                             TRANSMISSION OPERATION
                          INTERCONNECTION REQUIREMENTS
                            FOR GENERATION FACILITIES

I.       DEFINITIONS

         The definitions set forth in the Generation Facility Transmission Interconnection Agreement are incorporated herein by reference. In addition, the following definitions apply:

         PJM MANUALS - The instructions, rules, procedures and guidelines established by the PJM I for the operation, planning, and accounting requirements of the PJM control area and PJM interchange energy market.

         SUPERVISORY CONTROL AND DATA ACQUISITION (SCADA) - A system of remote control and real-time communications used to monitor and control the Transmission System.

         TRANSMISSION OPERATOR - The Company person(s), who coordinates the day-to-day interconnection and operation of the Facility with the Transmission System.

II.      POLICY

         Every Facility which is interconnected with and synchronized to the Transmission System shall at all times coordinate its operation with the assigned Company control center and provide all necessary and requested information and equipment to assure that the Company can operate its electrical system in a safe and reliable manner. Continuous cooperation and communication between the Power Producer and the Company are essential to assure that the Transmission System is operated in a safe and reliable manner.

         The Power Producer shall develop the operating principles and procedures which shall be coordinated with the Company's requirements, provide the necessary training for all employees, and provide for the necessary communication of information between the Power Producer and the Company. This includes the following:

         (a) Provide the following information necessary to ensure the safe and reliable operation of the Company's electrical system: (i) a copy of the Power Producer's switching procedures; (ii) a completed Generator Data Form (Attachment 1) for each generating unit, unit step-up transformer and auxiliary transformer.

         (b) Implement Facility practices and procedures which are consistent with the Company and PJM transmission requirements as defined in the PJM Manuals and/or herein.

         (c) Implement operating principles and procedures which shall be coordinated with the Company's and PJM's requirements for normal operating conditions as defined in the PJM Manuals and/or herein.

         (d) Implement operating principles arid procedures which shall be coordinated with the Company's and PJM's requirements for emergency operating conditions as defined in the PJM Manuals and/or herein.

         (e) Provide data to the Company regarding the operation and maintenance of the Facility in accordance with the Operating Agreement of PJM Interconnection, L.L.C.

III.     SYSTEM REQUIREMENTS

         A.       RELIABILITY

         The Power Producer shall deliver the electric energy generated by the Facility to the Company at the point(s) of interconnection in the form of 3 phase, 60 Hertz alternating current at the nominal system voltage at the point of interconnection.

         At no time shall the operation of the Facility, including the associated generators or any of their auxiliary devices, result in an electrical output in which individual harmonic distortion exceeds 1% of the Company's voltage wave form or the sum of all harmonics exceeds 1.5% of the Company's wave form, as measured at the point of interconnection.

         The Facility shall be operated with all of the Power Producer's Protective Apparatus in service whenever the Facility is connected to or operating in parallel with the Company's electric system.

         B.       SWITCHING

         The Power Producer shall be responsible for switching all equipment it owns, operates or controls. A specified device(s) to isolate the Facility from the Transmission System shall be switched by the Power Producer whenever requested by the Company, and locked and tagged by the Company to provide safety clearance.

         The Power Producer's switching procedures shall at all times be followed precisely by the Power Producer and be closely coordinated between the Power Producer and the

         Transmission Operator. The Company shall provide a copy of its written switching procedures to the Power Producer upon request.

         If requested by the Power Producer, specified Company devices shall be operated and tagged by the Company according to the Company's switching and tagging practices and safety rules. Company switching and tagging practices and safety rules shall apply to (i) all situations involving the Company and (ii) any Power Producer personnel involved with Company switching and tagging.

         C.       RELAYING

         The Facility relaying systems shall be consistent with the PJM and Company relaying practices as defined in the PJM Manuals and Schedule B-2 of the Generation Facility Transmission Interconnection Agreement. Any changes to the design and/or setting of the protective relay system shall be subject to the prior review and acceptance by the Company.

         The relaying system for the Facility shall be sufficient to prevent or limit equipment damage for contingencies (i) within the facility and
         (ii) external to the Facility and on the Company system.

         D.       REAL-TIME COMMUNICATIONS

         The Power Producer shall provide data via a SCADA system and an associated, dedicated communications channel to the Company's Energy Control System computer. Data shall include, but is not limited to: MW; MVAR; MWh; voltage; 3 phase amps; and equipment status (i.e., open/close, on/off, etc.).

         SCADA system and metering shall be consistent with the Company's practices, and compatible with the Company's computer and communication systems. In addition, the Company may require the ability to disconnect the Facility from the Company's system via the SCADA system.

         It is required that data shall be sent to the Company automatically. In the event that the data is not automatically received by the Company on a temporary basis, the Power Producer shall call the Company with the operating data at intervals specified by the Company. The Power Producer shall correct any problems associated with the failure of equipment within a reasonable time.

         E.       COMMUNICATIONS OF INFORMATION

         The Power Producer and Transmission Operator shall promptly exchange all information relating to all conditions which affect (or could affect) the operations of the Facility and/or the Company's electrical system and facilities.

         The Power Producer shall provide adequate and reliable telephone communication channels, manned by responsible personnel, to integrate the Facility operation with the system under both normal and emergency conditions.

         The Power Producer shall communicate the outage of any electrical equipment connecting the Facility to the Company's system in accordance with the following requirements:

         a. Each Facility will be assigned one of the Company operations centers as its primary contact. This assignment is based upon the voltage level of the connection to the Transmission System and the geographic location of the Facility.

         b. All planned and maintenance outages of electrical equipment requiring Company personnel involvement must be requested by the Power Producer, providing the appropriate information in a format as defined by the Company and shown on Attachment 2.

         c. Advance notifications of planned and maintenance outages shall conform to the requirements as defined in the PJM Manuals.

                  The Power Producer shall keep and maintain accurate and complete records for Power Producer Interconnection Facilities containing such information regarding the operation and maintenance of all equipment as is appropriate and consistent with industry practice and as may be necessary for the Company to comply with its applicable requirements. The Company will advise the Power Producer of such requirements as in effect from time to time. The Power Producer shall make such records available to the Company for inspection and copying from time to time as the Company may reasonably request.

IV.      NORMAL OPERATION REQUIREMENTS

         A.       GENERATOR GOVERNOR CONTROL

                  For any Facility engaged in parallel operation with the Company, the Facility shall:

                  1. Operate on automatic governor control, except for the periods immediately before generating equipment is being removed from service and immediately after it has been placed in service, and

                  2. Minimize governor outages during periods of operation.

         B.       SYNCHRONIZATION AND DISCONNECTION PROCEDURES

                  When synchronizing the Facility to or disconnecting the Facility from the Company's electrical system:

                  1. The Power Producer shall obtain the Transmission Operator's prior approval (i.e., at least 30 minutes), except that equipment may be disconnected from the system without Company approval to prevent injury to personnel or equipment damage. If for any reason the disconnection occurs without prior Company approval, the Power Producer shall immediately notify the Transmission Operator as to the energy reduction and the expected return time.

                  2. In order to support the Transmission Operator's responsibility to plan and operate the normal and emergency operations of the transmission system the Power Producer shall keep the Transmission Operator informed at all times of the Facility's availability or any change(s) to its status.

         C.       VOLTAGE AND REACTIVE CONTROL PROCEDURES

                  The Power Producer shall operate the Facility with automatic voltage regulation equipment in service at all times, except for outages of the regulator for maintenance or equipment failure. Such operation will normally involve a prescribed voltage limited to +/- 1% of schedule. The Power Producer, at the option of the Company, shall operate the Facility either
                  (i) according to a predefined voltage schedule provided by the Company or (ii) according to a reactive power schedule as provided by the Company, consistent with the Facility's generation capability and the Company's electrical system. From time to time, the Company may request alternate schedules consistent with the Facility's generation capability and the Company's electrical system.

                  The Power Producer shall notify the Transmission Operator prior to performing all voltage regulator maintenance. The Power Producer shall notify the Company of the outage with as much lead time as possible. The Power Producer shall minimize the duration of regulator equipment outages. The Power Producer shall notify the Transmission Operator at least 30 minutes prior to removing the voltage regulator from service, or returning the voltage regulator to service.

                  The Power Producer may be requested by the Company to deviate from prescribed voltage or reactive power schedules if, in the Company's sole judgment, conditions warrant such changes including, without limitation, operating the Facility in the leading, lagging, or unity power factor mode, but within the capability of the machine.

                  The Power Producer shall operate automatic voltage regulation to a tolerance of +/- 1% of scheduled voltage, except for regulator maintenance outages or equipment failures, or conditions prevailing on the system and/or the Power System which necessitate other voltage levels.

                  The Power Producer shall provide manual voltage regulation to maintain the prescribed voltage schedule or reactive power schedule during voltage regulator equipment outages.

                  Momentary voltage fluctuations shall be permitted, provided that they neither disturb service provided by the Company or the Power Producer on their respective systems nor hinder the Company from maintaining proper voltage conditions on their respective systems.

         D.       MAINTENANCE SCHEDULING

                  a. The Power Producer shall provide the Company with at least thirty (30) days prior written notice of its intent to perform a Planned Maintenance of the Facility, including turbine, generator, and boiler overhauls or inspections, testing, and nuclear refueling.

                  b. The Power Producer shall provide the Company with at least thirty (30) days prior written notice of its intent to test Protective Apparatus associated with Power Producer Interconnection Facilities, including circuit breakers, relays and auxiliary equipment. Company personnel may observe such testing.

                  c. The Power Producer shall notify the Transmission Operator of its intent to remove electrical equipment from service by 10:00 a.m., five (5) working days prior to, and again 30 minutes before the planned maintenance outage begins. The Transmission Operator may request the Power Producer to delay or reschedule the planned maintenance outage if system reliability conditions warrant.

                  To the extent practical, the Company shall provide to the Power Producer not less than one week advance notice of its intention to perform planned maintenance on its facilities that may affect the Facility's operations. The Company shall notify the Power Producer when any changes occur.

         E.       POWER PRODUCER UNPLANNED OUTAGES

                  The Power Producer may remove any of its equipment from service without prior notification to the Transmission Operator due to an Unplanned Outage. However, if the Power Producer has advance knowledge of an Unplanned Outage, the Power Producer shall notify the Transmission Operator with as much lead time as practical. For reliability reasons the Power Producer shall notify the Transmission Operator as soon as reasonably possible of the following:

                  the starting time of the Unplanned Outage

                  the energy reduction resulting (or expected to result) from the Unplanned Outage the estimated time the equipment incurring the Unplanned Outage is expected to return to service the time the Power Producer equipment is actually returned to service.

         F.       FACILITY EQUIPMENT AND CONTRACT DATA

                  In order to ensure that all Company personnel responsible for the design and operation of the Company's system affected by the Facility are familiar with its equipment configurations, capabilities and operating parameters, the Company may from time to time request, and the Power Producer shall provide in a timely manner to the Company, detailed information about the type, nature, and operating characteristics of the Facility and all related equipment.

V.       EMERGENCY OPERATION REQUIREMENTS

                  The Power Producer and Company shall maintain communications and contact during all Company or PJM emergency operations.

         A.       SYSTEM EMERGENCY CONDITIONS

                  During an Emergency, as determined/declared by the Company or PJM, the Power Producer shall respond as promptly as possible to all directives from the Transmission Operator with respect to all matters affecting the operation of the Facility including, without limitation, the following:

                  a. Thermal overload of electrical circuits (actual or contingency)

                  b. High or low voltage conditions (actual or contingency)

                  The Transmission Operator may also direct the Power Producer to (i) adjust (increase or decrease) the Facility energy and/or reactive output (ii) connect or disconnect the Facility from the Company's electrical system and/or (iii) deviate from the prescribed voltage or reactive schedules. If safety or system reliability conditions warrant, the Transmission Operator may isolate the Facility from the Company's electrical system without prior notice to the Power Producer or upon such notice as is possible under the circumstances. The Transmission Operator shall advise the Power Producer as soon as possible of any forced outages of the Company's electrical system which affect the Facility's operations.

                  When the Transmission Operator has determined that the emergency conditions have been alleviated, he/she shall inform the Power Producer and allow the Facility to return to normal operations consistent with Good Utility Practice.

                  In order to safely and rapidly restore the Transmission System following an outage of any or all of that system, a Facility that has been isolated from the Company's electrical system shall be allowed to reconnect only under the direction of the

                  Transmission Operator. In all cases, the Facility shall be made ready to return to service and provide energy to the Company as soon as possible.

                  Unless the Company requests a manual adjustment, the Power Producer shall maintain the Facility automatic voltage regulator in service during an Emergency.

                  The Power Producer shall participate in any voltage reduction declared by the Company at any time, and operate the Facility at the voltage level then requested by the Transmission Operator.

                           AUXILIARY TRANSFORMER DATA



Station Name                                                   Unit No.
            ---------------------------------------------              --------


Auxiliary Transformer              Connection
                     -------------            ----------------     -------------

Class
      -------------------

Rated Capacity                      MVA at                     C Rise
               ------------------          -------------------

                                    MVA at                     C Rise
               ------------------          -------------------

Rated Winding Voltage:     (Primary)                           KV
                                       -----------------------

                           (Secondary)                         KV
                                       -----------------------

                   AVAILABLE TAPS/IMPEDANCE (XT AT RATED MVA)

Position         Primary KV       Secondary KV      Impedance %       Max. Amps
--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

--------         ----------       ------------      -----------       ---------

Alarm Limits:              KV
                                        --------------------------
                           Amps
                                        --------------------------
                           MVA
                                        --------------------------
                           Temperature
                                        --------------------------

Primary Tap Setting
                   --------------------

Secondary Tap Setting
                     ------------------

Automatic Tap Changer Range                            to
                                ----------------------    --------------------

Volts
                  Raise Positions
                                  --------------------
                  Lower Positions
                                  --------------------

Voltage Limits (if applicable)          Primary High
                                                     ----------------------

                                                 Low
                                                     ----------------------

                                      Secondary High
                                                       --------------------

                                                 Low
                                                     ----------------------

Load at Max. Generation    ________ MW    _______ Amps (Avg)
                           ________ MVAR  _______ Volts

Load at Min. Generation    ________ MW    _______ Amps (Avg)
                           ________ MVAR  _______ Volts

Loading                Limitations         (if         any)

--------------------------------------

-------------------------------------------------------------

-----

                       MISCELLANEOUS INFORMATION REQUIRED

         1. A copy of the Generator Reactive Capability Curve

         2. A copy of the Generator VEE Curve

         3. A copy of the Generator Saturation Curve

         4. A report of any special Operating Restrictions
            -  such as vibration or field problems

         5. A report of any Environmental Restrictions
            - such as SO2 emissions or river flow or temperature

         6. A report of any known limiting facilities

                                  ATTACHMENT 2

            APPLICATION FOR PROTECTIVE TAGGING ON LINES OR EQUIPMENT

  Date Submitted                 W.O. No.                Application No.
                 ---------------         ---------------                --------

APPLICANT:

Switch-Hours        Date         Day         Finish-Hours A         Date
            -------     --------    --------                -------      -------
             Day
------------     -----------

Start-Hours         Date         Day         Finish-Hours A         Date
           --------     --------    --------                -------      -------
             Day
------------     -----------

APPARATUS/LINE

Requested:
          ----------------------------------------------------------------------

Location:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------
---------------

Work to be done:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Switches Required:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-----------------

Remarks:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-------------------------

Emergency Clearance Time                     Truck or Phone No.
                        -------------------                     ----------------

Tags Placed for
                ----------------------------------------------------------------

Signed
      --------------------------

Can Do The Required Switching?      Yes               No

Counter Signed
              -----------------------

Out of Services Overnight?          Yes               No

--------------------------------------------------------------------------------

SYSTEM OPERATOR:

Switches to be Tagged:
                      ----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

System Operator Approval   (1)                        (2)
                              ----------------------     -----------------------

--------------------------------------------------------------------------------


Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------

Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------

Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------

Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------

Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------

Date            Clearance @          By           Clear @           By
    -----------             --------   -----------        ---------   ----------


          Application Completed @                 Date
                                  ---------------      ---------------

Date              Time              Party Notified                By
    -------------     -------------               ---------------   ------------

Remarks
       ----------

Date              Time              Party Notified                By
    -------------     -------------               ---------------   ------------

Remarks
       ----------

Date              Time              Party Notified                By
    -------------     -------------               ---------------   ------------

Remarks
       ----------

Date              Time              Party Notified                By
    -------------     -------------               ---------------   ------------

                                   SCHEDULE D



                                  GPU ENERGY'S
                         SYSTEM PROTECTION AND CONTROL
                          INTERCONNECTION REQUIREMENTS

                           Revised: November 17, 1997

A.       DEFINITIONS

         GPU Energy - the trade name used individually and collectively by the three operating electric utilities in the GPU system (i.e., Jersey Central Power and Light Company, Metropolitan Edison Company, and Pennsylvania Electric Company).

         GPU System - the transmission and distribution facilities owned by GPU energy.

         Generation Facility - A facility for generating electricity which is connected to the GPU system.

         Generation - The electrical energy being produced by: rotating generators driven by steam turbines, internal combustion engines, hydraulic turbines, windmills, etc; fuel cells, photovoltaic or battery arrays with a DC or AC inverter; or any other electric generating device.

         Power Producer - The owner or operator of the Generation Facility.

B.       OBJECTIVES

         This document was prepared to assist GPU Energy engineers and Power Producers when planning protection and control requirements for interconnection between GPU Energy and the Generation Facility.

         To ensure all proposed installations are handled uniformly and to minimize the possibility of misinterpreting GPU Energy's requirements, this document outlines the minimum protection requirements for the safe and effective operation of this interconnection, and provides technical and administrative guidelines.

C.       GENERAL POLICY

                  the minimum protection requirements stated in this document are intended to achieve the following goals:

                  Insure the safety of the general public and GPU Energy
                           personnel.

                  Minimize the possible damage to the property of the general public, GPU Energy, GPU Energy customers, and neighboring utility systems.

                  Minimize adverse conditions on the GPU System.

                  Permit the Power Producer to operate its generating equipment in parallel with the GPU System in a safe and reliable manner.

                  In order to achieve these goals, certain protective devices (relays, circuit breakers, etc.) must be installed to promptly disconnect the Generating Facilities from the GPU System whenever a fault or abnormality occurs. The determination of what type of protective devices are required depends primarily on three (3) major factors:

                           1)       The type and size of the Generation
                                    Facility.

                           2) The location of the Generation Facility on the GPU System.

                           3) The manner in which the installation will operate.

                  In addition to the protective devices, certain modifications and/or additions may be required to be made to the GPU System due to the addition and/or modification of the Generation Facility. Each request will be handled individually, and the final determination of the protective devices, modifications, and/or additions required will be made by GPU Energy. Any modifications to the GPU Energy distribution or transmission systems necessitated by these changes to the Generation Facility will be specified, purchased, and installed by GPU Energy at the expense of the Power Producer.

                  GPU Energy will work with the Power Producer to achieve an installation which meets the requirements of both the Power Producer and GPU Energy.

                  GPU Energy cannot assume any responsibility for protection of the Generation Facility's generating equipment, or any portion of the Generation Facility's equipment. The Power Producer is solely responsible for protecting its equipment in such a manner that faults, imbalances or other disturbances on the GPU System do not cause damage to the Generation Facility's equipment.

                  It is the responsibility of the Power Producer to comply with all applicable Federal, State, and Local Regulatory Agencies and all electrical and safety codes. Further, the Power Producer may be required, in GPU Energy's sole and exclusive judgement, to retrofit its interconnection protection systems due to obsolescence, operational problems, enhancements in microprocessor/solid state technology leading to improved sensitivity, modifications to the GPU system or the Generation Facility, and in accordance with the most recently published industry standards and practices.

                  Any interconnection of a Generation Facility the GPU System must not impair the quality and quantity of transmission or distribution service available to its customers, create reliability problems, or interfere with the operation and economic dispatch of power sources in which GPU Energy has entitlement or with GPU Energy's ability to carry out its obligations under pre-existing agreements.

                  A Generation Facility will not be permitted to be connected to the GPU Energy low voltage (< 1 kV) looped network system.

                  A GPU Energy controlled disconnecting device is required on the GPU Energy side of all Generation Facility interties.

                  A Generation Facility's disconnection device used to isolate the facility's generation from the GPU System shall be blocked from closing in on a de-energized utility circuit.

                  The Power Producer is responsible for properly synchronizing its generation with the GPU System.

         D.       REVIEW PROCESS

                  In order to process all Power Producer requests in an efficient and consistent manner, the following Review Process for Protection Requirements must be followed.

                  1. Preliminary Protection Requirements Review

                  The GPU Energy System Relay and Control Engineering Department will have primary responsibility for the review and comment of all required protection design and associated settings.

                  The following information shall be supplied to GPU Energy:

                  a) Detailed One-Line Diagram of entire Generation Facility system.

                  b)       A potential schematic of Generation Facility.

                  c)       A current schematic of Generation Facility.

                  d)       A control schematic of Generation Facility.

                  e) A connection diagram indicating all external connections to individual components of the protective scheme.

                  f)       A three-line diagram of Generation Facility.

                  g) Instruction manuals for all protective equipment. Component specifications and internal wiring diagrams shall be included if not provided in manuals.

                  h)       All protective equipment ratings.

                  i)       Generator data, complete Attachment 2.

                  j)       Equipment specifications and details of
                           transformers, circuit breakers, current transformers, voltage transformers, and any other major equipment or special items.

                  k) Specific setting information on all the Generation Facility's protective relays associated with the generator protection and generator step-up transformer protection or auxiliary transformer protection.

         One set of all the above information is required. GPU Energy may in its discretion require that meeting(s) be held between GPU System Relay and Control Engineering personnel and the Power Producer's Consulting Engineer, Contractor, etc. during this process.

         Upon completion of the Preliminary Protection Requirements Review process, the Power Producer's representative will be notified of any modifications and/or additions, required to the GPU System or to the Generation Facility. The Power Producer's representative shall also be notified by GPU Energy that the Preliminary Protection Requirements Review process is to be accomplished in a timely manner and that it must represent an as accurate as possible determination of protection requirements, however the Power Producer's representative shall be notified that the information submitted will be subject to change modification and/or addition by GPU Energy, in its sole and exclusive discretion.

         2.       Final Protection Requirements Review

                  The final Protection Requirements Review process will proceed in the same manner as the Preliminary Protection Requirements Review process outlined in Section D-1 above.

                  The information identified in Section D-1, including any modifications and/or additions made by GPU Energy during the Preliminary Protection Requirements Review process, will be required in triplicate. The Instruction manuals for all protective equipment required pursuant to Section D.1.(g) must contain at least one vendor original copy. All information supplied for this review process shall be Final/As-Built submittal information.

                  Upon GPU Energy's completion of its initial review of the Power Producer's final submittal, the Power Producer's representative will be notified of any final modifications and/or additions required to the GPU System or to the Generation Facility. Upon the Generation Facility's satisfactory completion, as determined by GPU Energy in its sole and exclusive judgement, of any required final modifications and/or additions, GPU Energy will notify the Power Producer's representative that the Final Protection Requirements Review process has been completed.

E.       DESIGN CONSIDERATION

         1.       Automatic Reclosing

                  The need for automatic reclosing modifications is directed towards protection of the GPU System and the equipment of GPU Energy customers from potential damage. It is the Power Producer's responsibility to evaluate the potential effect of GPU Energy's reclosing practices on its generator and to provide suitable protection.

                  GPU Energy normally provides automatic multiple shot reclosing with no intentional time delay on the first shot on all distribution line circuit breakers. Additionally, automatic sectionalizing for faults is provided on the distribution system with electronic and hydraulic reclosers that reclose in approximately 2 seconds following a trip operation. To protect both GPU Energy and GPU Energy customers' equipment from possible damage but to out-of phase reclosing, the substation distribution line circuit breaker and the line reclosers may have to be modified, at the expense of the Power Producer, with voltage check relays unless the size and characteristics of the generator indicate that immediate reclosing would not be hazardous to the GPU System. These relays will block reclosing until the parallel generation on a line or line section is de-energized.

                  Lines operated at 34.5 kV Delta and above also utilize multi-shot automatic reclosing with the first shot delayed approximately 20 cycles. Reclosing logic for these lines must be modified, at the expense of the Power Producer, to include synchronism checking.

         2.       Protection Requirements

                  Typical protection is illustrated in Appendix A Figures 1 and 2 inclusive.

                  The design of the Isolation and Fault Protection shall be based upon a single failure philosophy, i.e., the failure of any single component shall not render the protection inoperative.

                  Isolation and fault protective relays shall be purchased, installed and owned by the Power Producer. The required fault and isolation protection shall be utility grade and conform to the most recent ANSI Standard C37.90. Only solid state/microprocessor based relay models are acceptable.

                  Isolation Protection

                  All relay settings associated with the Isolation Protection shall be specified by GPU Energy.

                  GPU Energy shall have exclusive control and access to the Isolation Protection.

                  a) Undervoltage (27) with Time Delay (62). Relay to be set at approximately 90% of nominal voltage (108 secondary volts on a 120 volt base). Time delay to be set at approximately 2.0 seconds in order to provide coordination with motor starting and system faults.

                  b) Overvoltage (59) with Time Delay (62). Relay to be set at approximately 110% of nominal voltage (132 secondary volts on a 120 volt base). Time delay to be set at approximately 2.0 seconds to over-ride relay response to transients and external fault clearing which may cause nuisance operations.

c) Overfrequency (810). Relay to be set at 60.5 Hertz with no intentional time delay in its operation.

d) Underfrequency (81U) with Time Delay (62). Relay to be set at 57.5 Hertz with a 5.0 second time delay. This setting is necessary in order to coordinate with GPU Energy's system loadshedding underfrequency relaying. GPU Energy, as a member of the Pennsylvania - New Jersey - Maryland Interconnection (PJM) agreement, has agreed to trip generators connected to its system at a frequency of 57.5 Hertz after a delay of 5.0 seconds. Therefore, the Power Producer must also comply with this agreement. The Power Producer is responsible to insure that setting is compatible with all equipment purchased, installed and operated at the Generation Facility.

Fault Protection

Generation Facility's fault protection shall coordinate with GPU System protective devices for faults. All fault protection settings are to be specified by the Power Producer and approved by GPU Energy for coordination purposes only.

e) Out-of-Step Relaying (21 205). Relays maybe required to isolate the generator from the GPU System during unstable conditions. The need for out-of-step relaying will be based on the results of stability studies. The Power Producer will be responsible for providing the appropriate relay and settings.

f) Synchronism Check (25). A synchronism check relay will be required on all breakers that may be used to synchronize the generator to the system. The synchronism check relay shall be capable of being set for an angular difference of 10-60 degrees and have an internal timer function allowing a time delay setting between 0.5-5 seconds. The relay chosen must also have an optional hot-bus dead-line; dead-bus hot-line accessory.

g) Non-directional phase overcurrent (50/51), non-directional ground overcurrent (50/51G), and non-directional neutral overcurrent (51N) relays. Where high-side of transformer (GPU System side) is connected to the GPU System via a device other than a fuse, the above mentioned protective relays are required. Current transformers for the 50/51 and 50/51G relays shall be located on the high-side of the transformers protective device (breaker, circuit switcher, etc.) If high-side grounding of the transformer is provided, the 51N relay shall be connected to a current transformer installed in the neutral connection of the transformer.

                           h)       Voltage controlled time overcurrent relays
                                    (51V). In applications where the Generation
                                    Facility is interconnected to GPU Energy's distribution system (34.5 kV Wye and below), voltage - controlled time overcurrent relays must be provided. These relays shall be connected to current transformers located on the generator or its associated breaker. These relays shall receive potential from the generator voltage transformers.

                           i) System backup impedance (21) relay(s). In applications where the Generation Facility is interconnected to GPU Energy's transmission system (34.5 kV Delta and above), an impedance relay must be provided as a backup function to clear faults on the GPU Energy System. This relay(s) shall be connected to current transformers located on the generator or its associated breaker. These relays shall receive potential from the generator voltage transformers. An external timer (0.1 - 5.0 sec) must be provided if not provided internal to the impedance relay design. Time delay will be typically set between 1.0 and 2.0 seconds.

F.       CONTROL SYSTEMS

         The Power Producer has the option to use either an AC or DC control system as described below.

         1.       AC SYSTEM

                  The AC control system supply must use 60 Hz power derived from the GPU Energy line. The system must be designed to be fail-safe and the failure of any single component must result in a trip of the generator breaker.

                  NOTE: In AC powered schemes, the generator breaker will probably be a contactor. In such cases, a latching contactor is not acceptable. The AC System shall use continuously energized auxiliary relays with contacts arranged to trip the generator circuit breaker whenever the relays drop out. If a molded case circuit breaker (or equal) is used, it must be equipped with an undervoltage trip option.

                  All installations must isolate (trip) the generator in such a manner that (i) a manual operation, (ii) a time-delayed automatic synchro-check, or (iii) voltage check supervised operation is required to close the generator or point-of-contact breaker (contactor) after the GPU Energy source has returned to normal.

                  Under no circumstances is the generator contactor (breaker) to close immediately upon restoration of the GPU Energy source.

                  A white lamp should be provided to monitor the AC source and shall have a nameplate.

         2.       DC SYSTEM

                  This system must use a battery of 48 or 125 VDC to supply tripping energy to the generator circuit breaker.

                  All such installations must isolate (trip) the generator in such a manner that (i) a manual operation, (ii) a time-delayed automatic synchro-check, or (iii) voltage check supervised operation is required to close the generator or point-of-contact breaker (contactor) after the GPU Energy source has returned to normal.

                  Under no circumstances is the generator contactor (breaker) to close immediately upon restoration of the GPU Energy source.

                  An amber or yellow lamp shall provided to monitor the DC source and shall have a nameplate.

G.       TARGETS

         All protective relays shall be equipped with targets that indicate operation. These targets are to be arranged in the control circuit to operate only when the associated relays trip the generator or point-of-contact circuit breaker.

H.       REMOTE TERMINAL UNIT (RTU)

         For all Generation Facility installations, a Remote Terminal Unit (RTU) will be purchased and installed by GPU Energy at the expense of the Power Producer. This RTU will utilize the CDC II protocol and provide the necessary point counts required by the Energy Management System
         (EMS) of GPU Energy to operate and monitor the generation and interconnection facilities at the Generation Facility site. Point count will include, but not be limited to, analog, MWH, control, and status.

         The Power Producer will provide an indoor weather controlled location to mount an RTU and supply a four (4) wire data telephone circuit in order for the RTU to communicate with the GPU Energy EMS. Furthermore, a telephone and telephone circuit must be provided in the location of the RTU in order that GPU Energy personnel may communicate with the distribution or transmission operator for installation and maintenance purposes.

         If necessary, provisions shall be made at the bottom of each enclosure to allow all cables to be wired to the RTU. The Power Producer must also supply the power necessary for the RTU. The supply power can be, but not limited to, 125 VDC, 120 VAC, and 48 VDC.

I.       GROUNDING

         Neutral and ground are not to be confused. All current and potential neutrals are to be isolated from all other circuits. Each neutral is to be grounded at one point only. The preferred grounding location will be at the protective relay cabinet, on the internal side of the States links.

J.       WIRING

         All wiring must agree exactly with schematics and wiring drawings.

         All wires must be anchored to the cabinet or bundled when running between devices. Bundling is permitted but all wiring must be traceable. Wiring must be installed so that it can be visually traced and checked. Use of conduit, or equal, wire trough is generally acceptable but must be verified with GPU Energy.

         Wiring shall be installed so as to avoid damage to the cable and its insulation. Movement of the hinged panel shall not damage the cable or its insulation or cause stress to the termination points on the panel or on the door.

Wiring and device location shall not prevent the removal of any equipment, block access to equipment for inspection and maintenance, nor block spare space in the cabinet.

All equipment shall be mounted and wired in such a manner that no energized terminals are exposed or accessible to personnel with the hinged relay panel in a closed position.

Any protective relay not equipped with internal isolation device must be connected through an external test device (i.e., ABB FT-1 on sliding link terminal blocks as determined and approved by GPU Energy.)

All incoming and outgoing cables/conductors will terminate on sliding link terminal blocks located in the protective relay cabinet.

Terminal blocks shall be the States Company Type NT or equivalent.

The incoming side shall have one (1) nut, for mounting incoming cables.

The internal panel side shall have double nuts for mounting of internal wires and marker tags. Marker tags should carry wire or cable conductor identification.

Terminal blocks shall be mounted such that the connections and lines are accessible and not blocked by projecting equipment.

Terminal blocks shall be mounted a minimum of 6" from side walls and adjacent equipment and a minimum of 4" above the bottom of the housing.

Terminal blocks shall be mounted such that the sliding link:

         Falls closed when loosened, if mounted in horizontal rows;

         Moves toward the front of the cabinet when opened, if mounted in vertical rows on side panels;

                  Moves away from the panel centerline when opened, if mounted on the rear panel.

         There shall be a minimum of 10% or 2, whichever is greater, spare terminals included in the cabinet for modifications.

         Pressure type connections with insulated sleeves shall be used.

         Ring tongue lugs which completely encircle the screw or the stud shall be used.

         The crimping tool must be one approved by the Manufacturer for use on the connector.

         No soldered terminals or connections shall be used.

E        DRAWINGS CONTENT

         1.       One-Line Diagram

                  This drawing shows the functional arrangement, using single line and standard symbol notations (per ANSI 432.2-1970, 41.1-1972) for the following equipment and accompanying information:

                  a) Equipment Names and/or Numerical Designations for all circuit breakers, contactors, switches, transformers, generators, transmission lines, etc., associated with the generation as required by GPU Energy to facilitate switching.

                  b) Power Transformers - Name or designation, nominal KVA, nominal primary, secondary, tertiary voltages, vector diagram, impedance and tap settings.

                  c) Station Service/Operating Transformers - Designate phase(s) connected to, and estimated KVA load.

                  d) Instrument Transformers - Voltage and current, used to supply the Protective Relay cabinet and phase connections.

         e)       Lightning Arresters/Spill Gaps/Surge Capacitors - ratings.

         f)       Capacitor Banks - kvar rating.

         g) Switches - Indicate status normally open with a (N.O.) and type of operation manual or motor.

         h)       Safety Switch - Continuous ampere and interrupting ratings.

         i) Circuit Breakers and/or Contractors - Interrupting rating, continuous rating, operating times.

         j) Generator(s) - Include type, connection, KVA, voltage, current, rpm, PF, etc.

         k) Point of interconnection to the GPU System and phase identification.

         l)       Fuses - Size, type location.

         m)       Grounding.

         n) Relay Nomenclature - A "1" outside a relay function shall indicate a single phase relay and a "3" shall indicate a three phase relay or three individual relays.

2.       Control Schematic

         Control schematics are to be functionally complete schematics. They shall be as simple and uncluttered as possible, and shall contain the following information:

         a) Terminal designation of all devices - relay coils and contacts, switches, transducers, etc. If a device is not supplied with terminal numbers, the cabinet supplier shall number the device terminals clearly and use those numbers on all drawings.

         b) Relay functional designation - per latest ANSI Standard. The same functional designation shall be used on all drawings showing the relay.

         c) Complete relay type, manufacturer, style number, and relay range.

         d)       Numbers or wire designations for all cable connections.

         e) Switch contacts shall be referenced to the switch development if development is shown on a separate drawing.

         f) Switch developments and escutcheons shall be shown on the drawing where the majority of contacts are used. Where contacts of a switch are used on a separate drawing, that drawing shall be referenced adjacent to the contacts in the switch development. Any contacts not used shall be referenced as spare. Al switch developments shall include the manufacturer name, complete style number and notations indicating spring return to normal operation, when appropriate.

         g) All switch contact are to be shown open with each labeled to indicate the positions in which the contact will be closed.

         h) Explanatory notes defining switch coordination and adjustment where misadjustment could result in equipment failure or safety hazard.

         i) Auxiliary relay contacts shall be referenced to the coil location drawing if coil is shown on a separate drawing. All contacts of auxiliary relays must be shown and the appropriate drawing referenced adjacent to the respective contacts.

         j) Device auxiliary switches (circuit breakers, contactor) must be referenced to the drawing where they are used.

         k) Any interlocks electromechanical, key, etc., associated with the generation.

         l) Ranges of all timers, and setting if dictated by control logic.

         m) All target ratings (on dual ratings underline the appropriate tap setting).

         n) Complete internal for all protective relays. Solid-state relays may be shown as a "black box" but manufacturers instruction book number shall be referenced, and terminal connections shown.

         o) Isolation points (States links or FT-1 blocks) including terminal identification.

         p) All circuit elements and components, with device designation, rating and setting where applicable. Coil voltage is shown only if different from nominal control voltage.

         q)       Size, type, rating and designation of all fuses.

3.       Current Schematic

         NOTE: This drawing is a primary three line and shall contain the following information:

         a) Relay functional designation per latest ANSI Standard. The same functional designation shall be used on all drawings showing the relay.

         b) Terminal designations of all devices - relay coils and contacts, switches, transducers, etc.

         c)       Numbers or wire designations for all cable connections.

         d) Phases shall be designated as A, B, C, N and rotation (sequence) indicated as ABC or CBA.

         e) Switch developments and escutcheons shall be shown on the drawing where the majority of contacts are used. Where contacts of a switch are used on a separate drawing, that drawing shall be referenced adjacent to the contacts in the switch development. Any contacts not used shall be referenced as spare. All switch developments shall include the manufacturer name, complete style number and notations indicating spring return to normal operation, where appropriate.

         f) Auxiliary relay contacts shall be referenced to the coil location drawing if coil is shown on a separate drawing. Switch contacts shall be referenced to the switch development drawing if development is shown on a separate drawing.

         g) Current transformers (CT) - polarity marks, rating, tap, ratio and connection.

         h) Auxiliary CT ratios, connection, winding current rating and arrows to indicate assumed current flow.

         i)       Grounding of cables, CT's, etc.

         j)       Isolating points (States links, test switches, etc.).

         k) complete relay type, manufacturer, style number and relay range.

         l) All circuit elements and components, with device designation, size, rating and setting where applicable.

4.       Potential Schematic

         This drawings is a primary three line schematic with only switching devices shown and shall contain the following information:

         a) Terminal designations of all devices - relay coils and contacts, switches, transducers, etc.

         b) Relay functional designation - per latest ANSI Standard. The same functional designation shall be used on all drawings showing the relay.

         c) Complete relay type, manufacturer, style number and relay range.

         d)       Numbers or wires designations for all cable connections.

         e) Phases shall be designated as A, B, C, N and rotation (sequence) indicated as ABC or CBA.

         f) Auxiliary relay contacts shall be referenced to the coil location drawing if coil is shown on a separate drawing. All contacts of auxiliary relays shall be shown with each referenced to the appropriate drawing.

         g) Switch developments and escutcheons shall be shown on the drawing where the majority of contacts are used. Where contacts of a switch are used on a separate drawing, that drawing must be referenced adjacent to the contacts in the switch development. Any contacts not used shall be referenced as spare. All switch developments shall include the manufacturer name, complete style number and notations indicating spring return to normal operation, when appropriate.

         h) Switch contacts shall be referenced to the switch development drawing if development is shown on a separate drawing.

         i) All switch contacts are to be shown in the open position, and labeled to indicate closed position(s).

         j) Explanatory notes defining switch coordination and adjustment where misadjustment could result in equipment failure.

         k) Ranges of all timers, and setting if dictated by control logic.

         l)       Isolating points (States links, test switches, etc.).

         m)       Grounding of cables, VTs, etc.

         n) Potential transformers (PTs, VTs), nameplate ratio, polarity marks, rating, primary and secondary connections.

         o) All circuit elements and components, with device designation, rating and setting where applicable. Coil voltage is shown for all auxiliary relays.

                  p)       Size, type, designations of all fuses.

         5.       Panel Wiring Drawing

                  NOTE: Wiring diagrams shall follow the physical equipment layout. The following equipment must be identified on this drawing.

                  a) Front view sketch with functional designation and device type for all components and nameplates.

                  b) External cables, wire designations (number, destination and drawing number). Each wire designation shall be unique.

                  c)       Terminal block location and number.

                  d) Equipment identification - functional designation and device wiring designation (ratings shall appear by components only when required for specific identification and clarity).

                  e) Reference to relay internals, schematic, and Instruction Book(s).

                  f) Current transformer tap ratio tables where applicable.

                  g)       Ground bus and connections.

                  h)       Current circuits must be identified with asterisks.

                  i)       Reference to switch developments.

                  j) Complete panel wiring details for all equipment included on panel.

                  k) When external devices are connected to the protective relaying cabinet, wiring drawings must be supplied for those devices.

         6.       Three-Line Diagram

                           This drawing must include all the equipment shown on the one line diagram and all information necessary for correct phasing.

                           a) Phases shall be designated as A, B, C, N and rotation (sequence) indicated as ABC or CBA.

                           b) Both GPU Energy and Generation Facility phase designations, rotation (sequence), as well as necessary interconnections shall be designated.

                           c) Terminal numbers shall be identified for all primary equipment (i.e., breakers, transformers, generators, etc.) shown on the one-line diagram.

                           d) Bushing designations shall be identified for all circuit breakers and transformers.

L.       PROTECTIVE RELAY TEST REQUIREMENTS

         1. Commissioning as well as periodic and functional testing of required fault protection (21 205, 25, 50/51, 50/51G, 51N, 51V, 21, 62, 27, 59, 81, etc.) shall be performed and documented by the Power Producer at intervals specified by GPU Energy and to specifications established by the manufacturer.

                  All required testing of the fault protection shall be performed and certified by a qualified testing organization acceptable to GPU Energy. See Attachment 3.

                  A maintenance and test log will be developed and maintained by the Power Producer. This log will detail all maintenance information recommended by the manufacturers and then instruction manuals. This log will contain specific information pertinent to the equipment maintained, e.g. location, manufacturer, year, type, serial number, date and type of test (functional trip test calibration test results, etc.) and any corrective action taken due to test/maintenance findings. This log shall be available for inspection by GPU Energy at any reasonable time. Each year, a letter indicating that all required testing and maintenance has been completed with acceptable results shall be submitted to GPU Energy. GPU Energy has the right upon request to inspect all required protective equipment associated with the Generation Facility's interconnection(s).

         2. GPU Energy shall reserve the right to specify settings of all isolation devices which are part of the Generation Facility's system.

         3. GPU Energy shall require initial inspection and testing as well as subsequent inspection and testing of the Generating Facility's isolation and fault protection systems (27-62, 59-62, 81o, 81u-62, etc.) at the Generation Facility's expense on an annual basis. All required testing shall be performed and certified by a qualified testing organization acceptable to GPU Energy (Attachment 3). GPU Energy reserves the right to observe any tests performed. Maintenance of these systems must be performed and documented by the Power Producer at specified intervals to the satisfaction of GPU Energy. GPU Energy shall reserve the right to disconnect the Generation Facility and/or the cogeneration equipment from the GPU system for failure to comply with these inspections, testing and maintenance requirements.


M.       FINAL INTERCONNECTION APPROVAL

         Final interconnection approval will be given upon:

         1. Positive engineering review of the Generation Facility's Electrical Plans (See Section C2).

         2. Receipt of all information required in Section C1 in triplicate.

         3. Written certification from an approved relay testing organization (Attachment 3) that all fault protection relays have been successfully acceptance tested, commissioned, set and functionally trip tested.

         4. Settings, acceptance testing, commissioning and functional trip testing of all Isolation Protection Relays shall have been successfully completed by the relay testing organization and approved by GPU Energy.

                                  Attachment 1

                            PROTECTION REQUIREMENTS


TO BE INCLUDED WITH FINAL DOCUMENT

Figure

  1     Generation Connected to System Voltage 34.5 kV Wye and Below

  2 Generation Connected to System Voltage 34.5 kV Delta and Above with Wye-Wye and with Wye-Wye and Delta-Wye Transformer Connections

  3 Generation Connected to System Voltages 34.5 kV Delta and Above with Wye-Delta and Delta-Delta Transformer Connections

                                  Attachment 2
                                 GENERATOR DATA
                           FOR STABILITY CALCULATIONS

Machine MVA base for each machine:   ____________
                                     ____________
                                     ____________

Step-up transformer percent impedance and MVA base

       ___________ % R + J           ____________ % X           ____________ MVA
       ___________ % R + J           ____________ % X           ____________ MVA

Value*        Description (for each machine)
____________  __________________________________________________________________
____________  T=do (sec. 0)
____________  T@do (sec. 0)
____________  T=do (sec. 0)
____________  T@do (sec. 0)
____________  Inertia H     Total Shaft Inertia (Turbine, exciter, generator)
____________  Speed Dampling D     If unavailable, program defaults to 0.0
____________  Xd
              Xq                                        Excitation System

                                                Brand Name _____________________

                                                Type ___________________________
____________
____________  X=d
____________  X=q
____________  X@d = X@q                   ______________________________________
____________  X1     If unavailable, program defaults to 0.05Xd
____________  S(1.0) Saturation values 1.0 p.u. voltage; if unavailable, program defaults to 0.11
____________  S(1.2) Saturation values 1.2 p.u. voltage; if unavailable, program defaults to 0.48


*Xd, Xq, X = d, X = q, X@d, X@q, X1, H, and D are in p.u. machine base.
 X@q must be equal to X@d.

                                  Attachment 3

                      ACCEPTED RELAY TESTING ORGANIZATIONS

                                   GPU Energy


ABB Power T&D Company
One Bala Plaza
Bala Cynwyd, Pennsylvania 10994

Doble Engineering Company
85 Walnut Street
Watertown, Massachusetts 02172

General Electric Company
205 Great Valley Parkway
Malvern, Pennsylvania 19355

GPU Energy Company
2800 Pottsville Pike
Post Office Box 16001
Reading, PA 19640-0001

MET Electrical Testing Company, Inc.
916 W. Patapsco Avenue
Baltimore, Maryland 21230

Multi-Amp Corporation
4271 Bronze Way
Dallas, Texas 75237

Addresses identified above are GPU Energy's regional contacts for relay testing services. Other regional contacts may be more appropriate for the consulting engineer.

                                   REFERENCES

1. Guide for Interconnection Requirements and Parallel Operation of Customer-Owned Generation Georgia Power Company - Electric Operations Bulletin No. 51

2. Protection Requirements for Parallel Operation of Non-Utility Generation, Pennsylvania Power & Light Company - Revision #5 dated June 20, 1998

                                   SCHEDULE E
                                       to
   Amended and Restated Interconnection Agreement between Sithe Pennsylvania Holdings LLC, Sithe Maryland Holdings LLC and Pennsylvania Electric Company

                               Stations Purchased

                               Blossburg Station
                            Deep Creek Hydro Station
                                 Piney Station
                                 Seward Station
                               Shawville Station
                                 Warren Station
                                 Wayne Station